Exhibit (c)(89)

Preliminary and Confidential – Subject to Further Review and Revision Citigroup Global Markets Inc. | Global Energy Group September 2018 Discussion Project Francis Materials

Preliminary and Confidential – Subject to Further Review and Revision Table of Contents 1. Preliminary Valuation Analysis 2 A. Preliminary Series B Financial Analysis 8 2. Preliminary Pro Forma Impacts 12 A. AMGP Acquires AM 13 B. AM Acquires AMGP 19 C. AM GP / IDR Buy-In 21 D. AR Buys AMGP 24 Appendix 25 A. Preliminary AM Financial Analysis 34 B. Preliminary AMGP Financial Analysis 38 Has / Gets Supporting Materials 41

Preliminary and Confidential – Subject to Further Review and Revision

Various Alternatives Based on Shared Goals

	AMGP Buys AM	AM Buys IDRs	AM Buys AMGP	AR Buys AMGP
Removes Current Overhang	✓✓	✓	✓	✓✓
Simplifies Structure	✓✓	⃠	✓✓	✓✓
Improves Cost of Capital	✓✓	✓✓	✓	⃠
Increases Liquidity	✓✓	⃠	✓	⃠
Midstream Corporate Structure	✓✓	✓	⃠	⃠
Market Reaction (Consistent with Precedents)	✓✓	✓	⃠	⃠

1

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Preliminary and Confidential – Subject to Further Review and Revision 1. Preliminary Valuation Analysis

Preliminary and Confidential – Subject to Further Review and Revision Relative Historical Trading Performance Price Performance Since AMGP IPO (%) 40.0% (9.6%) 30.0% 20.0% 10.0% 0.0% (10.5%) (12.6%) (10.0%) (20.0%) (28.8%) (30.0%) A BC D (40.0%) May-17 Aug-17 Nov-17 Feb-18 May-18 Sep-18 AMGP AM AMZ Recent Events A• B• C• D• E• 1/24/2018: Chapter IV Investors sends letter to Antero urging simplification 2/13/2018: AM and AMGP Announce Q4 and FY2018 Earnings 2/26/2018: Antero Announces Formation of Special Committee 4/25/2018: AM and AMGP Announce Q1 Earnings 8/1/2018: AM and AMGP Announce Q2 Earnings Source: Company filings, FactSet. Market data as of 9/7/2018. 2 E 20.0% 15.0% 10.0% 5.0% 0.0%(0.3%) (5.0%) (10.0%)(13.0%) (15.0%) (20.0%) Aug-18Aug-18Aug-18Aug-18Sep-18 AMGPAMAMZ Price Performance Since Q2 Earnings

Preliminary and Confidential – Subject to Further Review and Revision Historical Exchange Ratio Exchange Ratio Since AMGP IPO (AM / AMGP; x) % Im plie d Pre m ium / (Dis count) Curre nt Ratio Illus trative Ratio Pe riod Exchange Ratio 1.764x 1.775x 1.850x Current Last 10 Days Last 20 Days Last 30 Days Last 1 Month Last 3 Months 1.764x 1.733 1.683 1.687 1.682 1.646 0.0% 1.8% 4.8% 4.5% 4.9% 7.2% 0.6% 2.4% 5.5% 5.2% 5.5% 7.9% 4.9% 6.7% 9.9% 9.6% 10.0% 12.4% 2.000x % % % % 1.900x 1.800x 1.764x 1.800x 1.700x 1.682x 1.646x 1.607x 1.572x 1.600x 1.563x 1.500x 1.400x 1.300x 1.200x May-17 Aug-17 Last 1 Month Nov-17 Feb-18 May-18 Since IPO Sep-18 @ 1.800x Exchange Ratio Current Last 3 Months Last 6 Months Last 12 Months Recent Events A• B• C• D• E• 1/24/2018: Chapter IV Investors sends letter to Antero urging simplification 2/13/2018: AM and AMGP Announce Q4 and FY2018 Earnings 2/26/2018: Antero Announces Formation of Special Committee 4/25/2018: AM and AMGP Announce Q1 Earnings 8/1/2018: AM and AMGP Announce Q2 Earnings Source: Company filings, FactSet. Market data as of 9/7/2018. 3 Last 6 Months 1.607 9.7% 10.4% 15.1 Last 12 Months 1.563 12.9% 13.6% 18.4 Since IPO 1.572 12.2% 12.9% 17.6 @ 1.800x Exchange Ratio 1.800 (2.0%) (1.4%) 2.8 E D A B C

Preliminary and Confidential – Subject to Further Review and Revision Preliminary AM Financial Analysis Methodology Implied Reference Range ($/unit) Assumptions • Excludes outlier of $51.00 33.00 $40.00 $51.00 • 2020E FV / EBITDA: 8.2x - 11.0x • 2020E P / DCF: 9.3x - 11.4x • One-Month Purchase Price Premium: 0.0% - 26.9% Source: Company filings, management projections, FactSet. Market data as of 9/7/2018. Note: Valuation ranges rounded to nearest $0.25 / unit except 52-Week High/Low. 4 Current Unit Price: $29.51 For Informational Purposes 52-Wk High/Low$24.20 $34.18 Analyst Price Targets$ $29.25 •2019E FV / EBITDA: 10.2x - 12.3x $37.00•2019E P / DCF: 10.5x - 12.5x Selected Precedent Transactions $30.00 $38.00•One-Day Purchase Price Premium: 0.0% - 25.8% Discounted Cash Flow Analysis •Cost of Equity: 9.0% - 11.0% $38.25$46.75•Terminal P / DCF per LP Unit range of 10.5x - 12.5x •Based on 1.0x Distribution Coverage Selected Comparable Companies Analysis

Preliminary and Confidential – Subject to Further Review and Revision Preliminary AMGP Financial Analysis Methodology Implied Reference Range ($/share) Assumptions $22.25 • 2020E P / DCF: 11.6x - 18.5x • Terminal P / DCF range of 13.7x - 22.5x Source: Company filings, management projections, FactSet. Market data as of 9/7/2018. Note: Valuation ranges rounded to nearest $0.25 / share except 52-Week High/Low. 5 Current Share Price: $16.73 52-Wk High/Low$14.85 $22.39 Analyst Price Targets$ 20.00$27.00 Selected Comparable Companies Analysis $13.75 •2019E P / DCF: 13.7x - 22.5x Discounted Cash Flow Analysis $22.50$36.00•Cost of Equity: 9.1% - 11.1% For Informational Purposes

Preliminary and Confidential – Subject to Further Review and Revision Preliminary Exchange Ratio Summary Methodology Implied Exchange Ratio (x) Source: Note: (1) Company filings, management projections, FactSet. Market data as of 9/7/2018. Based on valuation ranges rounded to nearest $0.25 / unit (share) except 52-Week High/Low. Excludes outlier of $51.00. 6 Current Bid / Ask: 1.775x - 1.850x Current Exchange Ratio: 1.764x For Informational Purposes 1.787x 52-Wk High/Low1.342x Analyst Price Targets(1) 1.222x 2.000x 1.315x 2.691x Selected Precedent Transactions 1.348x 2.764x Discounted Cash Flow1.063x Analysis 2.078x Selected Comparable Companies Analysis

Preliminary and Confidential – Subject to Further Review and Revision

AM Aggregate Consideration


Methodology
Implied Reference Range ($mm)
For Informational Purposes
52-Wk High/Low
$4,590
$6,467
Analyst Price Targets
$6,245
$7,562
Selected Comparable Companies Analysis
$5,540
$6,997
Selected Precedent Transactions
$5,681
$7,186
Discounted Cash Flow Analysis
$7,233
$8,832
$5,623mm Equity Consideration @ 1.775x (incl. Special Dist.(1))
$5,859mm Equity Consideration @ 1.850x (incl. Special Dist.(1))

Source: Company filings, management projections, FactSet. Market data as of 9/7/2018.
(1) Exchange ratio inclusive of $3/unit cash consideration. Pre-close special dividend to AM public unitholders only of $0.415 per Midstream unit.

7

Preliminary and Confidential – Subject to Further Review and Revision A. Preliminary Series B Financial Analysis

Preliminary and Confidential – Subject to Further Review and Revision Analysis – Standalone Preliminary Series B Financial Methodology Valuation Range ($mm) Standalone AMGP Series B Val. (Less) $2bn (x) 6% Redemption Right $67 $226 $310 $2,765 $4,169 $765 $2,169 $46 $130 52-Wk High/Low 31 82 Source: Company filings, management projections, FactSet. Market data as of 9/7/2018. 8 Analyst Price Targets$3,724$5,028$1,724$3,028$103 $ 182 $2,560$4,143$560$2,143$34 $129 $4,1906,704$2,190$4,704$1 $2 Current Conversion 13.5mm AMGP shares @ Market 18.5mm AMGP shares @ Market $ Discounted Cash Flow Analysis Selected Comparable Companies Analysis For Informational Purposes

Preliminary and Confidential – Subject to Further Review and Revision

Preliminary Series B Financial Analysis – Pro Forma

Methodology | **Valuation Range ($mm)**



Pro Forma AMGP
(Less) $2bn
(x) 6% Redemption Right
Series B Val.
$67
$226
$310
For Informational Purposes
52-Wk High/Low
$8,009
$12,075
$6,009
$10,075
$361
$605
Analyst Price Targets
$10,786
$14,562
$8,786
$12,562
$527
$754
Selected Comparable Companies Analysis
$8,899
$9,438
$6,899
$7,438
$414
$446
Discounted Cash Flow Analysis
$12,944
$15,775
$10,944
$13,775
$657
$827
Current Conversion
13.5mm AMGP shares @ Market
18.5mm AMGP shares @ Market

Source: Company filings, management projections, FactSet. Market data as of 9/7/2018.
Note: Pro forma values are presented with no assumed conversion to AMGP common shares. Pro forma AM units shown as exchanged at 1.800 common AMGP shares per AM unit for 52-Week High/Low, Analyst Price Targets, Selected Comparable Companies and Selected Precedent Transaction analyses.

9

Preliminary and Confidential – Subject to Further Review and Revision

Preliminary "Day 1" Liquidation Comparisons

While current negotiated range of 13.5-18.5mm units represents significant discount to Series B presented valuation, alternative transaction structure significantly reduces the value of the Series B units and may allow a forced redemption due to Change of Control provisions.

Component	Methodology	Value ($mm)	Implied Shares @ $16.50 AMGP Price (mm)
Status Quo	• Redemption at holders' option at 6% of AMGP current Market Cap over $2bn	$67	4
AM buys AMGP	• Forced redemption upon change of control of AMGP at 6% of AMGP effective Market Cap over $2bn • Currently assuming 0% premium	67	4
AM buys IDRs	• Forced redemption upon change of control of IDR LLC at 6% of AMGP effective market capitalization over $2bn	67	4
AMGP buys AM	• Redemption at holders option at 6% of combined AMGP/AM Market Cap over $2bn	398	24
Series B Presented Valuation	• Sum of the parts valuation of DCF, benefit from future GP and/or LP issuances, and tax attributes	$748	45

Source: Company filings, management projections, Series B Discussion Materials Presented by Series B Holders (as presented 8/9/2018), FactSet. Market data as of 9/7/2018.

10

Preliminary and Confidential – Subject to Further Review and Revision

Reaction to Series B Holders' Presented Market Valuation

Component	Methodology	Value ($mm)	Citi Commentary
DCF of Distributions	Present value of estimated Series B distributions through 2026 discounted at 8.0% WACC	$179	• DCF accounts for ongoing growth in distributions and value illuminations • WACC assumptions may be aggressive
PV of Terminal Value	PV of the Series B terminal value discounted at 8.0%	166	• Terminal value on date of expiration of Series B option • Generally reasonable assumptions
GP Share Count Expansion Value	Assumes 5% of IPO shares issued annually based on peer historical analysis	103	• Attempts to illustrate upside from option value • Additional shares assumes an external event (e.g EQM/RMP merger and subsequent acquisition of RMP GP by EQGP) • Current company forecast assumes no additional GP shares issued • If assumption is GP shares will be issued, would be captured in DCF
LP Share Count Expansion Value	Assumes 10% of IPO shares issued annually based on peer historical analysis	245	• Attempts to illustrate upside from option value • Current company forecast assumes no additional LP units issued (future growth debt-funded) • If assumption is LP units will be issued, would be captured in DCF
Basis Step Up Value	Present value of savings from tax basis step-up to pro forma AMGP(1)	55	• Requires external transaction
Total		**$748**	• **Includes $345mm of intrinsic value** • Balance attempts to illustrate option value outside base case forecasts or known variables
Intrinsic Value		**$345**	• Equivalent to ~20.6mm units

Source: Series B Discussion Materials Presented by Series B Holders (as presented 8/9/2018).
(1) Represents PV-8 of: (Series B Profits Interest Valuation at time of exchange- $0 basis) / 15 year amortization x 25% corporate tax rate for 15 years.

11

Preliminary and Confidential – Subject to Further Review and Revision 2. Preliminary Pro Forma Impacts

Preliminary and Confidential – Subject to Further Review and Revision AM at Various Exchange Ratios @ M ark e t @ M ark e t @ 1.775x @ 1.800x @ 1.825x @ 1.850x ($mm, unl ess noted otherwi se) 52-w eek high-low ($) % of 52-week high 20-Day VWAP % of 20-Day VWAP Implied Premium to Current Implied Premium to 20-Day VWAP Current Shares / Units Outstanding (mm) 22.39 – 14.85 74.7% $18.23 91.8% 34.18 – 24.20 86.3% $30.81 95.8% 34.18 – 24.20 86.9% $30.81 96.4% 0.6% (3.6%) 188.118 34.18 – 24.20 88.1% $30.81 97.7% 2.0% (2.3%) 188.118 34.18 – 24.20 89.3% $30.81 99.1% 3.5% (0.9%) 188.118 34.18 – 24.20 90.6% $30.81 100.5% 4.9% 0.5% 188.118 186.209 188.118 (+) Implied Market Value of GP (1) (+) Total Debt (+) NCI (-) Inv. In Unconsol. Af f iliate (-) Cash and Equivalents - 0.0 ---- (5.3) 3,110.0 1,411.6 ---- (19.5) 3,110.0 1,411.6 ---- (19.5) 3,110.0 1,411.6 ---- (19.5) 3,110.0 1,411.6 ---- (19.5) 3,110.0 1,411.6 ---- (19.5) Im plie d Firm Value ($m m ) $3,110.0 $10,053.4 $10,088.3 $10,167.0 $10,245.7 $10,324.4 Curre nt Dis tribution ($/unit) 2019E Dis tribution / Cove rage (x) 2020E Dis tribution / Cove rage (x) 2021E Dis tribution / Cove rage (x) $0.50 $0.89 / 1.00x $1.34 / 1.00x $1.74 / 1.00x $1.66 $2.21 / 1.28x $2.85 / 1.14x $3.42 / 1.10x $1.66 $2.21 / 1.28x $2.85 / 1.14x $3.42 / 1.10x $1.66 $2.21 / 1.28x $2.85 / 1.14x $3.42 / 1.10x $1.66 $2.21 / 1.28x $2.85 / 1.14x $3.42 / 1.10x $1.66 $2.21 / 1.28x $2.85 / 1.14x $3.42 / 1.10x Curre nt Yie ld (%) 2019E Yie ld (%) 2020E Yie ld (%) 2021E Yie ld (%) 3.0% 5.3 8.0 10.4 5.6% 7.5 9.7 11.6 5.6% 7.4 9.6 11.5 5.5% 7.3 9.5 11.4 5.4% 7.2 9.3 11.2 5.4% 7.1 9.2 11.0 2019E DCF / LP Unit & Price / DCF ($ / x) 2020E DCF / LP Unit & Price / DCF ($ / x) 2021E DCF / LP Unit & Price / DCF ($ / x) $0.89 / 18.9x $1.34 / 12.5x $1.74 / 9.6x $2.70 / 10.9x $3.18 / 9.3x $3.72 / 7.9x $2.70 / 11.0x $3.18 / 9.3x $3.72 / 8.0x $2.70 / 11.2x $3.18 / 9.5x $3.72 / 8.1x $2.70 / 11.3x $3.18 / 9.6x $3.72 / 8.2x $2.70 / 11.5x $3.18 / 9.7x $3.72 / 8.3x Source: Company fillings, management projections, FactSet. Market data as of 9/7/2018. (1) Firm Value of public GP – Market Value of LP Units held by GP – Value of Non-GP Businesses. 12 DCF Distributions EBITDA 2019E EBITDA ($m m ) 235.4 988.6 988.6 988.6 988.6 988.6 2020E EBITDA ($m m ) 355.1 1,222.2 1,222.2 1,222.2 1,222.2 1,222.2 2021E EBITDA ($m m ) 461.8 1,413.5 1,413.5 1,413.5 1,413.5 1,413.5 FV / 2019E EBITDA (x) 13.2 10.2 10.2 10.3 10.4 10.4 FV / 2020E EBITDA (x) 8.8 8.2 8.3 8.3 8.4 8.4 FV / 2021E EBITDA (x) 6.7 7.1 7.1 7.2 7.2 7.3 Im plie d Equity LP M ark e t Value ($m m ) $3,115.3 $5,551.4 $5,586.3 $5,665.0 $5,743.7 $5,822.4 Share / Unit Price ($) as of 9/7/2018 $16.73 $29.51 $29.70 $30.11 $30.53 $30.95

Preliminary and Confidential – Subject to Further Review and Revision A. AMGP Acquires AM

Preliminary and Confidential – Subject to Further Review and Revision

Transaction Overview

Transaction Steps

- Effective transaction date of 1/1/2019
- AMGP acquires AM common units at either:
  - 1.775x Exchange Ratio (inclusive of $3/unit cash consideration) plus $0.415 special distribution to Midstream Public Unitholders plus Series B settlement at 13.5mm shares; or
  - 1.8500x Exchange Ratio plus Series B settlement at 18.5mm shares
  - Transaction funded with 100% equity
- AMGP assumes $1,920mm of AM debt at effective transaction date of 1/1/2019
- Assumes annual synergies of $5mm
- AMGP receives step-up on AM unit value
- Pro forma AMGP targets SA AM DPUs
- Growth capex funded according to standalone forecast

Transaction Structure(1)

Standalone


Sponsors
Public Shareholders
59.2% Interest
40.8% Interest
AR
AMGP
Public Unitholders
100% IDR Interest
52.6% LP Interest
47.4% LP Interest
AM

1.775x AM/AMGP exchange, 13.5mm AMGP shares for Series B units

AMGP Sources ($mm)		AMGP Uses ($mm)	
Direct Equity Issued	$5,812	Purchase of Public AM Units	$5,586
Assumption of AM Debt	1,920	Redeem Series B Preferred Units	226
Draw on RCF	66	Assumption of AM Debt	1,920
		Transaction Fees and Expenses	29
		Special Distribution	37
Total Transaction Sources	**$7,798**	**Total Transaction Uses**	**$7,798**

Pro Forma (1.775x AM/AMGP exchange, 13.5mm AMGP shares for Series B units)


AR
Sponsors
Public Shareholders
32.9% Interest
20.7% Interest
43.9% Interest
Fmr. Series B Unitholders
AMGP
2.5% Interest

1.850x AM/AMGP exchange, 18.5mm AMGP shares for Series B units

AMGP Sources ($mm)		AMGP Uses ($mm)	
Direct Equity Issued	$6,132	Purchase of Public AM Units	$5,822
Assumption of AM Debt	1,920	Redeem Series B Preferred Units	310
Draw on RCF	66	Assumption of AM Debt	1,920
		Transaction Fees and Expenses	29
		Special Distribution	37
Total Transaction Sources	**$8,118**	**Total Transaction Uses**	**$8,118**

Pro Forma (1.850x AM/AMGP exchange, 18.5mm AMGP shares for Series B units)


AR
Sponsors
Public Shareholders
33.1% Interest
19.9% Interest
43.6% Interest
Fmr. Series B Unitholders
AMGP
3.3% Interest

Source: Company filings, management projections, FactSet. Market data as of 9/7/2018.
Note: PF ownership assumes no cash election.
(1) Ownership percentages at effective transaction date of 1/1/2019.

13

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Preliminary and Confidential – Subject to Further Review and Revision Pro Forma AMGP Ownership Series B Impact to Potential Standalone and Pro Forma AMGP Ownership Pro Form a (in millions) Standalone @ 1.775x @ 1.800x @ 1.850x AM GP Shar e s Outs tanding Legacy AMGP AM AR Series B Conversion 186.2 186.2 158.6 175.3 13.5 186.2 160.8 177.8 14.5 186.2 165.3 182.7 18.5 Share Price ($) as of 9/7/2018 Implied Equity Market Value ($mm) $16.73 $3,115 $16.73 $8,927 $16.73 $9,023 $16.73 $9,247 Series B % Ownership 1.775x Exchange and Series B Conversion at 13.5mm AMGP Shares 1.850x Exchange and Series B Conversion at 18.5mm AMGP Shares .5% 3.3 97.5% 96.7% Series B Conversion Shares Other Common Shares Source: Company filings, management projections, FactSet. Market data as of 9/7/2018. 14 Im plie d Value to Se rie s B ($m m )$226$243$310 Series B % of Total Equity Value2.5%2.7%3.3% Total Share s Outs tanding186.209533.620539.323552.728

Preliminary and Confidential – Subject to Further Review and Revision Summary Transaction Impacts – AMGP 76.6% 42.7% 31.5% 40.3% 19.9% 10.7% $2.29 1.26x $1.93 1.19x 1.19x $1.74 $1.74 $1.61 $1.34 2019 2020 2021 2019 2020 2021 2019 2020 2021 74.8% 41.2% 30.2% 38.4% 18.3% 9.1% $2.26 $1.74 $1.90 $1.58 1.26x 1.19x 1.19x $1.74 $1.34 2019 2020 2021 2019 2020 2021 2019 2020 2021 70.5% 37.8% 27.1% 34.6% 15.1% 6.2% $2.21 $1.74 $1.85 1.27x $1.54 1.20x 1.20x $1.34 $1.34 2019 2020 2021 2019 2020 2021 2019 2020 2021 Source: Company filings, management projections, FactSet. Market data as of 9/7/2018. Standalone Pro Forma 15 1.00x 1.00x 1.00x $1.84$1.74 $1.51 $0.89 $1.19 $0.89 1.850x Ex. Ratio 18.5mm AMGP Shares to Series B 1.00x 1.00x 1.00x $1.89 $1.55 $0.89 $1.23$1.34 $0.89 1.800x Ex. Ratio 14.5mm AMGP Shares to Series B 1.00x 1.00x 1.00x $1.25$1.34 $0.89 $1.91 $1.57 $0.89 1.775x Ex. Ratio 13.5mm AMGP Shares to Series B Coverage (x) Distribution / Share ($) CAFD / Share ($)

Preliminary and Confidential – Subject to Further Review and Revision Summary Transaction Impacts – AM 2.9% 6.4% 9.2% (0.0%) (0.0%) (0.0%) $3.42 $3.42 $4.06 1.28x 1.26x $3.72 1.19x 1.19x 1.14x 1.10x $3.18 $3.39 $2.70 $2.78 2019 2020 2021 2019 2020 2021 2019 2020 2021 3.3% 6.8% 9.6% 0.0% 0.0% 0.0% $3.42 $3.42 $4.08 1.28x 1.26x $3.72 1.19x 1.19x 1.14x 1.10x $3.18 $3.40 $2.70 $2.79 2019 2020 2021 2019 2020 2021 2019 2020 2021 3.6% 7.1% 10.0% 0.0% 0.0% 0.0% $3.42 $3.42 $4.09 1.28x 1.27x 1.20x $3.72 1.20x 1.14x 1.10x $3.18 $3.41 $2.70 $2.80 2019 2020 2021 2019 2020 2021 2019 2020 2021 Source: Company filings, management projections, FactSet. Market data as of 9/7/2018. Standalone Pro Forma 16 $2.85 $2.85 $2.21 $2.21 1.850x Ex. Ratio 18.5mm AMGP Shares to Series B $2.85 $2.85 $2.21 $2.21 1.800x Ex. Ratio 14.5mm AMGP Shares to Series B $2.85 $2.85 $2.21 $2.21 1.775x Ex. Ratio 13.5mm AMGP Shares to Series B Coverage (x) Distribution / Unit ($) DCF / Unit ($)

Preliminary and Confidential – Subject to Further Review and Revision Sensitivities AMGP Preliminary Illustrative Has / Gets Methodology Comparable Companies Discounted Cash Flow •Cost of Equity: 9.0% - 11.0% Source: Company filings, management projections, FactSet. Market data as of 9/7/2018. Note: AMGP Comps and DCF analyses based on relevant AM peer set trading metrics. Valuation ranges rounded to nearest $0.25 / share except 52-Week High/Low. 17 Pro Forma Pro Forma Pro Forma DCF Assumptions •Terminal P / DCF per LP Unit range of 10.5x - 12.5x Current Share Price: $16.73 22.50$36.00 $13.75 $22.25$ $16.50 $24.25$29.50 $20.75 $16.25 $24.00$29.25 $20.50 $23.50$28.50 $15.75 $20.00 1.8500x 18.5mm AMGP Shares Issued to Series B 1.800x 14.5mm AMGP Shares Issued to Series B 1.775x 13.5mm AMGP Shares Issued to Series B Standalone

Preliminary and Confidential – Subject to Further Review and Revision Sensitivities AM Preliminary Illustrative Has / Gets Methodology Comparable Companies Discounted Cash Flow •Cost of Equity: 9.0% - 11.0% Source: Company filings, management projections, FactSet. Market data as of 9/7/2018. Note: Valuation ranges rounded to nearest $0.25 / unit except 52-Week High/Low. 18 Pro Forma Pro Forma Pro Forma DCF Assumptions •Terminal P / DCF per LP Unit range of 10.5x - 12.5x Current Unit Price: $29.51 Shares Issued $29.25 $38.25$46.75 $37.00 $29.25 $43.00$52.25 $36.75 1.800x 14.5mm AMGP Shares Issued$29.25 to Series B $43.25$52.75 $37.00 1.8500x 18.5mm AMGP$29.25 to Series B $43.50$52.75 $37.00 1.775x 13.5mm AMGP Shares Issued to Series B Standalone

Preliminary and Confidential – Subject to Further Review and Revision B. AM Acquires AMGP

Preliminary and Confidential – Subject to Further Review and Revision

Transaction Overview

Transaction Steps

- Effective transaction date of 1/1/2019
- AM acquires AMGP shares at market (9/7/2018 closing price of $16.73)
  - Transaction funded with 100% equity
- AMGP becomes wholly owned subsidiary of AM
  - IDR income remains subject to corporate taxes
- Transaction triggers Series B conversion at AMGP transaction price (market)
- No basis step-up
- Pro forma AM targets standalone AM DPUs
- Growth capex funded according to standalone forecast

Standalone Transaction Structure[1]



Sponsors
Public Shareholders
59.2% Interest
40.8% Interest
AR
AMGP
Public Unitholders
100% IDR Interest
47.4% LP Interest
52.6% LP Interest
AM

Sources & Uses

AM Sources ($mm)	
Direct Equity Issued	$3,182
Assumption of AMGP Debt	0
Draw on RCF	10
Total Transaction Sources	**$3,192**

AM Uses ($mm)	
Purchase of Public AMGP Shares	$3,115
Redeem Series B Preferred Units	67
Assumption of AMGP Debt	0
Transaction Fees and Expenses	10
Total Transaction Uses	**$3,192**

Pro Forma Transaction Structure[1]



AR
Sponsors
Public Unitholders
33.4% Interest
21.1% Interest
45.5% Interest
AM
100% IDR Interest
AMGP

Source: Company filings, management projections, FactSet. Market data as of 9/7/2018.
Note: PF ownership assumes no cash election.
(1) Ownership percentages at effective transaction date of 1/1/2019.

19

Preliminary and Confidential – Subject to Further Review and Revision

Accretion / (Dilution) – AM Acquisition of AMGP

Accretion / (Dilution) at 0.0% Premium and Series B Conversion at Market

	($mm)	2019E Standalone AM	2019E Standalone AMGP	2019E Transaction Adjustments	2019E Pro Forma AM	2020E Standalone AM	2020E Standalone AMGP	2020E Transaction Adjustments	2020E Pro Forma AM	2021E Standalone AM	2021E Standalone AMGP	2021E Transaction Adjustments	2021E Pro Forma AM
	Asset EBITDA	$988.6	$0.0	$0.0	$988.6	$1,222.2	$0.0	$0.0	$1,222.2	$1,413.5	$0.0	$0.0	$1,413.5
	(+) LP Distributions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
	(+) GP / IDR Distributions	0.0	235.4	(235.4)	0.0	0.0	355.1	(355.1)	0.0	0.0	461.8	(461.8)	0.0
	Total EBITDA	**$988.6**	**$235.4**	**($235.4)**	**$988.6**	**$1,222.2**	**$355.1**	**($355.1)**	**$1,222.2**	**$1,413.5**	**$461.8**	**($461.8)**	**$1,413.5**
	(-) Interest Expense	(111.2)	0.0	(0.4)	(111.6)	(140.1)	0.0	(2.6)	(142.7)	(150.5)	0.0	(4.4)	(154.9)
	(-) Maintenance Capex	(39.4)	0.0	0.0	(39.4)	(63.1)	0.0	0.0	(63.1)	(43.9)	0.0	0.0	(43.9)
	(-) Preferred Distributions	0.0	(12.3)	12.3	0.0	0.0	(19.5)	19.5	0.0	0.0	(25.9)	25.9	0.0
	(-) Income Taxes	(6.0)	(56.0)	0.0	(62.0)	(6.0)	(84.5)	0.0	(90.5)	(6.0)	(109.9)	0.0	(115.9)
	(-) Other	0.0	(2.0)	0.0	(2.0)	0.0	(2.0)	0.0	(2.0)	0.0	(2.0)	0.0	(2.0)
	Distributable Cash Flow	**$832.0**	**$165.1**		**$773.6**	**$1,013.0**	**$249.1**		**$923.9**	**$1,213.1**	**$323.9**		**$1,096.8**
	Total Coverage Ratio (x)	1.28x	1.00x		1.19x	1.14x	1.00x		1.10x	1.10x	1.00x		1.09x
	Total Cash Coverage ($mm)	$183.2	($0.1)	($61.2)	$121.9	$124.8	($0.2)	($41.1)	$83.5	$111.7	($0.3)	($23.1)	$88.3
	Total Dividends	648.8	165.2		651.7	888.2	249.3		840.4	1,101.4	324.2		1,008.5
	Average Units Outstanding (mm)	187.045	186.209	107.835	294.880	187.045	186.209	107.835	294.880	187.045	186.209	107.835	294.880
AM	**AM DCF per Unit ($)**	$2.70			$2.62	$3.18			$3.13	$3.72			$3.72
AM	Accretion / (Dilution) - ($)				(0.08)				(0.05)				0.00
AM	Accretion / (Dilution) - (%)				(2.8%)				(1.6%)				0.0%
AM	**AM Distribution per Unit ($)**	$2.21			$2.21	$2.85			$2.85	$3.42			$3.42
AM	Accretion / (Dilution) - ($)				0.00				0.00				0.00
AM	Accretion / (Dilution) - (%)				0.0%				0.0%				0.0%
AM	YoY Growth Rate - (%)	28.9%			28.9%	29.0%			29.0%	20.0%			20.0%
AMGP	**AMGP CAFD per Share ($)**		$0.89		$1.49		$1.34		$1.78		$1.74		$2.11
AMGP	Accretion / (Dilution) - ($)				0.60				0.44				0.37
AMGP	Accretion / (Dilution) - (%)				67.8%				32.8%				21.2%
AMGP	**AMGP Dividend per Share ($)**		$0.89		$1.25		$1.34		$1.62		$1.74		$1.94
AMGP	Accretion / (Dilution) - ($)				0.37				0.28				0.20
AMGP	Accretion / (Dilution) - (%)				41.2%				20.7%				11.4%
	Total Consolidated Debt	$2,411.6	$2,411.6		$2,421.6	$2,980.0	$2,980.0		$3,053.0	$3,249.7	$3,249.7		$3,380.3
	Consolidated Leverage (x)	2.4x	2.4x		2.4x	2.4x	2.4x		2.5x	2.3x	2.3x		2.4x

Source: Company filings, management projections, FactSet. Market data as of 9/7/2018.
Note: PF Taxes assumes SA AMGP + SA AM; subject to further diligence.

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Preliminary and Confidential – Subject to Further Review and Revision C. AM GP / IDR Buy-In

Preliminary and Confidential – Subject to Further Review and Revision

Transaction Overview

Transaction Steps

- Effective transaction date of 1/1/2019
- AM acquires AMGP IDRs at 17.3x 2019E post-tax GP Cash Flow
  - Transaction funded with 100% equity
- AMGP remains a publicly traded C-corp
  - Sole asset is AM LP units
- Transaction triggers Series B conversion at AMGP transaction price (market)
- Assumes no synergies
- No basis step-up
- Pro forma AM targets standalone AM DPUs
- Growth capex funded according to standalone forecast

Standalone Transaction Structure(1)


Sponsors
Public Shareholders
59.2% Interest
40.8% Interest
AR
AMGP
Public Unitholders
100% IDR Interest
47.4% LP Interest
52.6% LP Interest
AM

Sources & Uses

AM Sources ($mm)	
New AM Equity Issued for GP/IDRs	$3,104
AM Cash	5
Total Transaction Sources	**$3,109**

AM Uses ($mm)	
Purchase Price Paid for GP/IDRs	$3,104
Transaction Fees and Expenses	5
Total Transaction Uses	**$3,109**

Pro Forma Transaction Structure(1)


Sponsors
Public Shareholders
59.2% Interest
40.8% Interest
AR
AMGP
Public Unitholders
35.9% LP Interest
30.4% LP Interest
33.7% LP Interest
AM

Source: Company filings, management projections, FactSet. Market data as of 9/7/2018.
Note: PF ownership assumes no cash election.
(1) Ownership percentages at effective transaction date of 1/1/2019.

21

Preliminary and Confidential – Subject to Further Review and Revision

AM Accretion / (Dilution) – GP / IDR Buy-In

Accretion / (Dilution) at 17.3x 2019E Post-Tax GP/IDR Cash Flow

		2019E			2020E			2021E		
	($mm)	Standalone AM	Transaction Adjustments	Pro Forma AM	Standalone AM	Transaction Adjustments	Pro Forma AM	Standalone AM	Transaction Adjustments	Pro Forma AM
	Total EBITDA	$988.6	$0.0	$988.6	$1,222.2	$0.0	$1,222.2	$1,413.5	$0.0	$1,413.5
	(-) Interest Expense	(111.2)	0.0	(111.2)	(140.1)	0.4	(139.7)	(150.5)	3.5	(147.0)
	(-) Maintenance Capex	(39.4)	0.0	(39.4)	(63.1)	0.0	(63.1)	(43.9)	0.0	(43.9)
	(-) Income Taxes	(6.0)	0.0	(6.0)	(6.0)	0.0	(6.0)	(6.0)	0.0	(6.0)
	(-) Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
	Distributable Cash Flow	$832.0		$832.0	$1,013.0		$1,013.5	$1,213.1		$1,216.6
	Total Coverage Ratio (x)	1.28x		1.29x	1.14x		1.22x	1.10x		1.22x
	Total Cash Coverage ($mm)	$183.2	$3.0	$186.1	$124.8	$55.8	$180.6	$111.7	$105.6	$217.2
	Total Distributions	648.8		645.8	888.2		832.8	1,101.4		999.4
	LP Distributions	413.4		645.8	533.1		832.8	639.7		999.4
	GP/IDR Distributions	235.4		0.0	355.1		0.0	461.8		0.0
	Average Units Outstanding (mm)	187.045	105.173	292.219	187.045	105.173	292.219	187.045	105.173	292.219
AM	**AM DCF per Unit ($)**	**$2.70**		**$2.85**	**$3.18**		**$3.47**	**$3.72**		**$4.16**
	Accretion / (Dilution) - ($)			**0.15**			**0.28**			**0.44**
	Accretion / (Dilution) - (%)			**5.5%**			**8.9%**			**12.0%**
	AM Distributions per Unit ($)	**$2.21**		**$2.21**	**$2.85**		**$2.85**	**$3.42**		**$3.42**
	Accretion / (Dilution) - ($)			**0.00**			**0.00**			**0.00**
	Accretion / (Dilution) - (%)			**0.0%**			**0.0%**			**0.0%**
	YoY Growth Rate - (%)			**28.9%**			**29.0%**			**20.0%**
	Total Consolidated Debt	**$2,411.6**		**$2,411.6**	**$2,980.0**		**$2,968.1**	**$3,249.7**		**$3,090.3**
	Consolidated Leverage (x)	**2.4x**		**2.4x**	**2.4x**		**2.4x**	**2.3x**		**2.2x**

Source: Company filings, management projections, FactSet. Market data as of 9/7/2018.

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Preliminary and Confidential – Subject to Further Review and Revision

AMGP Accretion / (Dilution) – GP / IDR Buy-In

Accretion / (Dilution) at 17.3x 2019E Post-Tax GP/IDR Cash Flow

	2019E			2020E			2021E		
($mm)	Standalone AMGP	Transaction Adjustments	Pro Forma AMGP	Standalone AMGP	Transaction Adjustments	Pro Forma AMGP	Standalone AMGP	Transaction Adjustments	Pro Forma AMGP
Asset EBITDA	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
(+) LP Distributions	0.0	232.4	232.4	0.0	299.7	299.7	0.0	359.7	359.7
(+) GP / IDR Distributions	235.4	(235.4)	0.0	355.1	(355.1)	0.0	461.8	(461.8)	0.0
Total EBITDA	**$235.4**	**($3.0)**	**$232.4**	**$355.1**	**($55.4)**	**$299.7**	**$461.8**	**($102.1)**	**$359.7**
(-) Interest Expense	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
(-) Maintenance Capex	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
(-) Series B Preferred Distributions	(12.3)	12.3	0.0	(19.5)	19.5	0.0	(25.9)	25.9	0.0
(-) Income Taxes	(56.0)	(2.1)	(58.1)	(84.5)	9.6	(74.9)	(109.9)	20.0	(89.9)
(-) Other	(2.0)	0.0	(2.0)	(2.0)	0.0	(2.0)	(2.0)	0.0	(2.0)
Cash Available for Dividends	**$165.1**		**$172.3**	**$249.1**		**$222.8**	**$323.9**		**$267.8**
Total Coverage Ratio (x)	1.00x		1.00x	1.00x		1.00x	1.00x		1.00x
Total Cash Coverage ($mm)	($0.1)	$0.1	$0.0	($0.2)	$0.2	$0.0	($0.3)	$0.3	$0.0
Total Dividends	165.2		172.3	249.3		222.8	324.2		267.8
Average Shares Outstanding (mm)	186.209	4.000	190.209	186.209	4.000	190.209	186.209	4.000	190.209
AMGP									
AMGP CAFD per Share ($)	**$0.89**		**$0.91**	**$1.34**		**$1.17**	**$1.74**		**$1.41**
Accretion / (Dilution) - ($)			**0.02**			**(0.17)**			**(0.33)**
Accretion / (Dilution) - (%)			**2.2%**			**(12.4%)**			**(19.1%)**
AMGP Dividend per Share ($)	**$0.89**		**$0.91**	**$1.34**		**$1.17**	**$1.74**		**$1.41**
Accretion / (Dilution) - ($)			**0.02**			**(0.17)**			**(0.33)**
Accretion / (Dilution) - (%)			**2.1%**			**(12.5%)**			**(19.1%)**
YoY Growth Rate - (%)	**64.7%**		**68.2%**	**50.9%**		**29.3%**	**30.0%**		**20.2%**
Total Deconsolidated Debt	**$0.0**			**$0.0**			**$0.0**		
Deconsolidated Leverage (x)	**0.0x**			**0.0x**			**0.0x**		
Total Consolidated Debt	**$2,411.6**		**$2,411.6**	**$2,980.0**		**$2,968.1**	**$3,249.7**		**$3,090.3**
Consolidated Leverage (x)	**2.4x**		**2.4x**	**2.4x**		**2.4x**	**2.3x**		**2.2x**

Source: Company filings, management projections, FactSet. Market data as of 9/7/2018.
Note: Assumes no tax shield on LP distributions; subject to further diligence.

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Preliminary and Confidential – Subject to Further Review and Revision D. AR Buys AMGP

Preliminary and Confidential – Subject to Further Review and Revision

AMGP and AR Relative Valuation

Relative Valuation

($mm, unless noted otherwise)	Antero Resources @ Market	Antero Midstream GP @ Market
Share / Unit Price ($) as of 9/7/2018	**$17.18**	**$16.73**
52-week high-low ($)	22.69 – 16.31	22.39 – 14.85
% of 52-week high	*75.7%*	*74.7%*
20-Day VWAP	$30.81	$18.23
% of 20-Day VWAP	*55.8%*	*91.8%*
Current Shares / Units Outstanding (mm)	320.309	186.209
Implied Equity LP Market Value ($mm)	**$5,502.9**	**$3,115.3**
(+) Implied Market Value of GP [1]	--	--
(+) Total Debt	5,288.3	--
(+) NCI	2,634	--
(-) Inv. In Unconsol. Affiliate	(359)	--
(-) Cash and Equivalents	(50.6)	(5.3)
Implied Firm Value ($mm)	**$13,015.5**	**$3,110.0**
2018E EBITDA ($mm)	$1,985.0	$142.8
2019E EBITDA ($mm)	2,542.3	235.4
2020E EBITDA ($mm)	2,587.6	355.1
FV / 2018E EBITDA (x)	**6.6x**	**21.8x**
FV / 2019E EBITDA (x)	**5.1**	**13.2**
FV / 2020E EBITDA (x)	**5.0**	**8.8**
2018E DCF / LP Unit (CFPS) ($)	$5.40	$0.54
2019E DCF / LP Unit (CFPS) ($)	6.97	0.89
2020E DCF / LP Unit (CFPS) ($)	7.22	1.34
Price / 2018E DCF (P / CFPS) (x)	**3.2x**	**31.0x**
Price / 2019E DCF (P / CFPS) (x)	**2.5**	**18.9**
Price / 2020E DCF (P / CFPS) (x)	**2.4**	**12.5**

Potential AR / AMGP Acquisition Observations

- Significantly dilutive to AR stakeholders due to relative trading metrics even without a premium
- AMGP stakeholders unlikely to desire E&P paper; may require significant cash raise by AR
- Significant questions / investor confusion with using AR currency to buy midstream interests
- Does not fix cost-of-capital issues – second step likely required
  - Given AMGP is 100% IDR cash flows, no arbitrage on second step IDR clean-up
- AR holds no interest in AMGP today – requires consideration to all holders
- Highly complicated / uncertain execution with second step IDR transaction with AM and large share buyback program

Relative valuation will cause significant dilution to AR; particularly if AMGP were acquired at a premium

Source: Company filings, management projections, FactSet. Market data as of 9/7/2018.
(1) Firm Value of public GP – Market Value of LP Units held by GP – Value of Non-GP Businesses.

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Preliminary and Confidential – Subject to Further Review and Revision Appendix

Preliminary and Confidential – Subject to Further Review and Revision

Specific Stakeholder Considerations

	AMGP Buys AM	AM Buys IDRs	AM Buys AMGP	AR Buys AMGP
Macro Market	▲ Responsive to simplified midstream entities ▲ C-corp benefits	▲ Improved cost of capital ▼ Complex structure remains in place – overhang for second-step transaction	▲ Clean-up of structure / alignment ▼ MLP structure not preferred ▼ Embedded c-corp / tax leakage	▲ Creates alignment between upstream and midstream and removes overhang ▼ Reaction from stakeholders ▼ Highly complicated execution
Antero Midstream GP	▲ Upfront DCF and DPU accretion ▲ Increased coverage ▼ Tempered long-term growth ▼ Potential multiple contraction	▲ Potentially receives upfront premium (TBD) ▲ Accretive in near term ▼ Dilutive in later years ▼ Tempered long-term growth ▼ Potential valuation implications	▲ Potentially receives upfront premium (TBD) ▲ Accretive in near term ▼ Tempered long-term growth ▼ C-corp under partnership	▲ Potentially receives upfront premium (TBD) ▼ Holders likely uninterested in owning E&P shares
Antero Midstream Partners LP	▲ Receives premium ▲ DPU held flat in near term ▲ Accretive in later years ▼ Potentially taxable to unitholders	▲ Long-term accretive, near-term dilution possible based on IDR value ▼ Near-term dilution ▼ Maintains MLP structure / liquidity concerns remain	▲ Improves cost of capital ▼ May pay upfront premium ▼ Dilutive transaction ▼ Does not improve coverage ▼ Does not fix float or trading liquidity issues ▼ Structural complexities with c-corp underneath partnership	▼ Holders likely uninterested in owning E&P shares
Antero Resources	▲ Receives premium on AM units ▲ Cash received depends on final consideration mix ▲ Holdings now in more liquid security ▲ Increases alignment with midstream ▼ Taxable transaction	▲ Improves ability for MLP to finance growth to serve upstream ▼ Structure remains complicated ▼ AMGP remains outstanding with no AR ownership / control	▲ Gains direct ownership stake in control entity ▼ Receives no upfront premium ▼ No cash received	▲ Highest alignment with midstream ▼ Relative valuation / dilutive transaction ▼ Cost of capital issues remain (requires second step transaction)
Series B Unitholders	▲ Benefit from larger entity size given anti-dilution mechanism ▲ Requires buyout ▼ Buyout value vs. status quo	▼ May trigger change of control acceleration	▼ May trigger change of control acceleration	▼ May trigger change of control acceleration

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Preliminary and Confidential – Subject to Further Review and Revision

Accretion / (Dilution) – AMGP Acquisition of AM

Accretion / (Dilution) at 1.775x Exchange Ratio and Series B Settlement of 13.5mm units.

		2019E				2020E				2021E			
	($mm)	Standalone AMGP	Standalone AM	Transaction Adjustments	Pro Forma AMGP	Standalone AMGP	Standalone AM	Transaction Adjustments	Pro Forma AMGP	Standalone AMGP	Standalone AM	Transaction Adjustments	Pro Forma AMGP
	Asset EBITDA	$0.0	$988.6	$5.0	$993.6	$0.0	$1,222.2	$5.0	$1,227.2	$0.0	$1,413.5	$5.0	$1,418.5
	(+) LP Distributions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
	(+) GP / IDR Distributions	235.4	0.0	(235.4)	0.0	355.1	0.0	(355.1)	0.0	461.8	0.0	(461.8)	0.0
	Total EBITDA	**$235.4**	**$988.6**	**($230.4)**	**$993.6**	**$355.1**	**$1,222.2**	**($350.1)**	**$1,227.2**	**$461.8**	**$1,413.5**	**($456.8)**	**$1,418.5**
	(-) Interest Expense	0.0	(111.2)	(5.5)	(116.7)	0.0	(140.1)	(3.2)	(143.3)	0.0	(150.5)	(1.1)	(151.6)
	(-) Maintenance Capex	0.0	(39.4)	0.0	(39.4)	0.0	(63.1)	0.0	(63.1)	0.0	(43.9)	0.0	(43.9)
	(-) Preferred Distributions	(12.3)	0.0	12.3	0.0	(19.5)	0.0	19.5	0.0	(25.9)	0.0	25.9	0.0
	(-) Income Taxes	(56.0)	(6.0)	62.0	0.0	(84.5)	(6.0)	90.5	0.0	(109.9)	(6.0)	115.9	0.0
	(-) Other	(2.0)	0.0	0.0	(2.0)	(2.0)	0.0	0.0	(2.0)	(2.0)	0.0	0.0	(2.0)
	Cash Available for Dividends	**$165.1**	**$832.0**		**$835.4**	**$249.1**	**$1,013.0**		**$1,018.8**	**$323.9**	**$1,213.1**		**$1,221.0**
	Total Coverage Ratio (x)	1.00x	1.28x		1.26x	1.00x	1.14x		1.19x	1.00x	1.10x		1.19x
	Total Cash Coverage ($mm)	($0.1)	$183.2	($12.0)	$171.0	($0.2)	$124.8	$37.4	$162.0	($0.3)	$111.7	$81.5	$192.9
	Total Dividends	165.2	648.8		664.4	249.3	888.2		856.8	324.2	1,101.4		1,028.2
	Average Shares Outstanding (mm)	186.209	187.045	347.410	533.620	186.209	187.045	347.410	533.620	186.209	187.045	347.410	533.620
AMGP	**AMGP CAFD per Share ($)**	**$0.89**			**$1.57**	**$1.34**			**$1.91**	**$1.74**			**$2.29**
	Accretion / (Dilution) - ($)				**0.68**				**0.57**				**0.55**
	Accretion / (Dilution) - (%)				**76.6%**				**42.7%**				**31.5%**
	AMGP Dividend per Share ($)	**$0.89**			**$1.25**	**$1.34**			**$1.61**	**$1.74**			**$1.93**
	Accretion / (Dilution) - ($)				**0.36**				**0.27**				**0.19**
	Accretion / (Dilution) - (%)				**40.3%**				**19.9%**				**10.7%**
	YoY Growth Rate - (%)	**64.7%**			**131.1%**	**50.9%**			**29.0%**	**30.0%**			**20.0%**
AM	**AM DCF per Unit($)**		**$2.70**		**$2.78**		**$3.18**		**$3.39**		**$3.72**		**$4.06**
	Accretion / (Dilution) - ($)				**0.08**				**0.21**				**0.34**
	Accretion / (Dilution) - (%)				**2.9%**				**6.4%**				**9.2%**
	AM Distributions per Unit ($)		**$2.21**		**$2.21**		**$2.85**		**$2.85**		**$3.42**		**$3.42**
	Accretion / (Dilution) - ($)				**(0.00)**				**(0.00)**				**(0.00)**
	Accretion / (Dilution) - (%)				**(0.0%)**				**(0.0%)**				**(0.0%)**
	Total Consolidated Debt	**$2,411.6**	**$2,411.6**		**$2,447.4**	**$2,980.0**	**$2,980.0**		**$3,067.9**	**$3,249.7**	**$3,249.7**		**$3,228.7**
	Consolidated Leverage (x)	**2.4x**	**2.4x**		**2.5x**	**2.4x**	**2.4x**		**2.5x**	**2.3x**	**2.3x**		**2.3x**

Source: Company filings, management projections, FactSet. Market data as of 9/7/2018.
Note: Accretion / Dilution analysis excludes impact of one-time special dividend.

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Preliminary and Confidential – Subject to Further Review and Revision

Accretion / (Dilution) – AMGP Acquisition of AM

Accretion / (Dilution) at 1.800x Exchange Ratio and Series B Settlement of 14.5mm units.

		2019E				2020E				2021E		
($mm)	Standalone AMGP	Standalone AM	Transaction Adjustments	Pro Forma AMGP	Standalone AMGP	Standalone AM	Transaction Adjustments	Pro Forma AMGP	Standalone AMGP	Standalone AM	Transaction Adjustments	Pro Forma AMGP
Asset EBITDA	$0.0	$988.6	$5.0	$993.6	$0.0	$1,222.2	$5.0	$1,227.2	$0.0	$1,413.5	$5.0	$1,418.5
(+) LP Distributions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
(+) GP / IDR Distributions	235.4	0.0	(235.4)	0.0	355.1	0.0	(355.1)	0.0	461.8	0.0	(461.8)	0.0
Total EBITDA	$235.4	$988.6	($230.4)	$993.6	$355.1	$1,222.2	($350.1)	$1,227.2	$461.8	$1,413.5	($456.8)	$1,418.5
(-) Interest Expense	0.0	(111.2)	(5.4)	(116.6)	0.0	(140.1)	(3.1)	(143.1)	0.0	(150.5)	(0.8)	(151.3)
(-) Maintenance Capex	0.0	(39.4)	0.0	(39.4)	0.0	(63.1)	0.0	(63.1)	0.0	(43.9)	0.0	(43.9)
(-) Preferred Distributions	(12.3)	0.0	12.3	0.0	(19.5)	0.0	19.5	0.0	(25.9)	0.0	25.9	0.0
(-) Income Taxes	(56.0)	(6.0)	62.0	0.0	(84.5)	(6.0)	90.5	0.0	(109.9)	(6.0)	115.9	0.0
(-) Other	(2.0)	0.0	0.0	(2.0)	(2.0)	0.0	0.0	(2.0)	(2.0)	0.0	0.0	(2.0)
Cash Available for Dividends	$165.1	$832.0		$835.5	$249.1	$1,013.0		$1,019.0	$323.9	$1,213.1		$1,221.3
Total Coverage Ratio (x)	1.00x	1.28x		1.26x	1.00x	1.14x		1.19x	1.00x	1.10x		1.19x
Total Cash Coverage ($mm)	($0.1)	$183.2	($9.7)	$173.3	($0.2)	$124.8	$40.4	$165.1	($0.3)	$111.7	$85.2	$196.6
Total Dividends	165.2	648.8		662.2	249.3	888.2		853.9	324.2	1,101.4		1,024.7
Average Shares Outstanding (mm)	186.209	187.045	353.113	539.323	186.209	187.045	353.113	539.323	186.209	187.045	353.113	539.323
AMGP												
AMGP CAFD per Share ($)	$0.89			$1.55	$1.34			$1.89	$1.74			$2.26
Accretion / (Dilution) - ($)				0.66				0.55				0.53
Accretion / (Dilution) - (%)				74.8%				41.2%				30.2%
AMGP Dividend per Share ($)	$0.89			$1.23	$1.34			$1.58	$1.74			$1.90
Accretion / (Dilution) - ($)				0.34				0.24				0.16
Accretion / (Dilution) - (%)				38.4%				18.3%				9.1%
YoY Growth Rate - (%)	64.7%			127.9%	50.9%			29.0%	30.0%			20.0%
AM												
AM DCF per Unit($)		$2.70		$2.79		$3.18		$3.40		$3.72		$4.08
Accretion / (Dilution) - ($)				0.09				0.22				0.36
Accretion / (Dilution) - (%)				3.3%				6.8%				9.6%
AM Distributions per Unit ($)		$2.21		$2.21		$2.85		$2.85		$3.42		$3.42
Accretion / (Dilution) - ($)				0.00				0.00				0.00
Accretion / (Dilution) - (%)				(0.0%)				0.0%				0.0%
Total Consolidated Debt	$2,411.6	$2,411.6		$2,445.5	$2,980.0	$2,980.0		$3,063.5	$3,249.7	$3,249.7		$3,218.3
Consolidated Leverage (x)	2.4x	2.4x		2.5x	2.4x	2.4x		2.5x	2.3x	2.3x		2.3x

Source: Company filings, management projections, FactSet. Market data as of 9/7/2018.
Note: Accretion / Dilution analysis excludes impact of one-time special dividend.

27

citi

Preliminary and Confidential – Subject to Further Review and Revision

Accretion / (Dilution) – AMGP Acquisition of AM

Accretion / (Dilution) at 1.850x Exchange Ratio and Series B Settlement of 18.5mm units.

		2019E				2020E				2021E			
	($mm)	Standalone AMGP	Standalone AM	Transaction Adjustments	Pro Forma AMGP	Standalone AMGP	Standalone AM	Transaction Adjustments	Pro Forma AMGP	Standalone AMGP	Standalone AM	Transaction Adjustments	Pro Forma AMGP
	Asset EBITDA	$0.0	$988.6	$5.0	$993.6	$0.0	$1,222.2	$5.0	$1,227.2	$0.0	$1,413.5	$5.0	$1,418.5
	(+) LP Distributions	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
	(+) GP / IDR Distributions	235.4	0.0	(235.4)	0.0	355.1	0.0	(355.1)	0.0	461.8	0.0	(461.8)	0.0
	Total EBITDA	**$235.4**	**$988.6**	**($230.4)**	**$993.6**	**$355.1**	**$1,222.2**	**($350.1)**	**$1,227.2**	**$461.8**	**$1,413.5**	**($456.8)**	**$1,418.5**
	(-) Interest Expense	0.0	(111.2)	(5.3)	(116.5)	0.0	(140.1)	(2.9)	(143.0)	0.0	(150.5)	(0.5)	(151.0)
	(-) Maintenance Capex	0.0	(39.4)	0.0	(39.4)	0.0	(63.1)	0.0	(63.1)	0.0	(43.9)	0.0	(43.9)
	(-) Preferred Distributions	(12.3)	0.0	12.3	0.0	(19.5)	0.0	19.5	0.0	(25.9)	0.0	25.9	0.0
	(-) Income Taxes	(56.0)	(6.0)	62.0	0.0	(84.5)	(6.0)	90.5	0.0	(109.9)	(6.0)	115.9	0.0
	(-) Other	(2.0)	0.0	0.0	(2.0)	(2.0)	0.0	0.0	(2.0)	(2.0)	0.0	0.0	(2.0)
	Cash Available for Dividends	**$165.1**	**$832.0**		**$835.6**	**$249.1**	**$1,013.0**		**$1,019.2**	**$323.9**	**$1,213.1**		**$1,221.6**
	Total Coverage Ratio (x)	1.00x	1.28x		1.27x	1.00x	1.14x		1.20x	1.00x	1.10x		1.20x
	Total Cash Coverage ($mm)	($0.1)	$183.2	($7.7)	$175.4	($0.2)	$124.8	$43.1	$167.7	($0.3)	$111.7	$88.4	$199.8
	Total Dividends	165.2	648.8		660.3	249.3	888.2		851.5	324.2	1,101.4		1,021.8
	Average Shares Outstanding (mm)	186.209	187.045	366.519	552.728	186.209	187.045	366.519	552.728	186.209	187.045	366.519	552.728
AMGP	**AMGP CAFD per Share ($)**	**$0.89**			**$1.51**	**$1.34**			**$1.84**	**$1.74**			**$2.21**
	Accretion / (Dilution) - ($)				**0.63**				**0.51**				**0.47**
	Accretion / (Dilution) - (%)				**70.5%**				**37.8%**				**27.1%**
	AMGP Dividend per Share ($)	**$0.89**			**$1.19**	**$1.34**			**$1.54**	**$1.74**			**$1.85**
	Accretion / (Dilution) - ($)				**0.31**				**0.20**				**0.11**
	Accretion / (Dilution) - (%)				**34.6%**				**15.1%**				**6.2%**
	YoY Growth Rate - (%)	**64.7%**			**121.8%**	**50.9%**			**29.0%**	**30.0%**			**20.0%**
AM	**AM DCF per Unit($)**		**$2.70**		**$2.80**		**$3.18**		**$3.41**		**$3.72**		**$4.09**
	Accretion / (Dilution) - ($)				**0.10**				**0.23**				**0.37**
	Accretion / (Dilution) - (%)				**3.6%**				**7.1%**				**10.0%**
	AM Distributions per Unit ($)		**$2.21**		**$2.21**		**$2.85**		**$2.85**		**$3.42**		**$3.42**
	Accretion / (Dilution) - ($)				**0.00**				**0.00**				**0.00**
	Accretion / (Dilution) - (%)				**0.0%**				**0.0%**				**0.0%**
	Total Consolidated Debt	**$2,411.6**	**$2,411.6**		**$2,442.4**	**$2,980.0**	**$2,980.0**		**$3,058.3**	**$3,249.7**	**$3,249.7**		**$3,207.9**
	Consolidated Leverage (x)	**2.4x**	**2.4x**		**2.5x**	**2.4x**	**2.4x**		**2.5x**	**2.3x**	**2.3x**		**2.3x**

Source: Company filings, management projections, FactSet. Market data as of 9/7/2018.
Note: Accretion / Dilution analysis excludes impact of one-time special dividend.

28

Preliminary and Confidential – Subject to Further Review and Revision AMGP Standalone Projections ($m m ) 2019E 2020E 2021E 2022E 2023E 4-yr CAGR Asset EBITDA LP Distributions GP / IDR Distributions $0 0 235 $0 0 355 $0 0 462 $0 0 589 $0 0 589 Total EBITDA (-) Interest Expense (-) Series B Pref erred Distributions (-) Cash Taxes (-) Other $235 0 (12) (56) (2) $355 0 (20) (85) (2) $462 0 (26) (110) (2) $589 0 (34) (140) (2) $589 0 (34) (140) (2) 25.8% CAFD / Share Coverage (x) Coverage ($mm) $0.89 1.00x ($0) $1.34 1.00x ($0) $1.74 1.00x ($0) $2.22 1.00x ($0) $2.22 1.00x ($0) Grow th Capex Total Dividends Paid Equity Issuances Average Outstanding Shares (mm) Total Debt (Deconsolidated; End of Period) Debt / LTM EBITDA (Deconsolidated; x) $0 165 0 186.209 $0 0.0x $0 249 0 186.209 $0 0.0x $0 324 0 186.209 $0 0.0x $0 414 0 186.209 $0 0.0x $0 414 0 186.209 $0 0.0x Source: Company filings, management projections, FactSet. Market data as of 9/7/2018. 29 Divide nd pe r Share$0.89$1.34$1.74$2.22$2.2225.8% Cas h Available for Divide nds$165$249$324$413$41325.8%

Preliminary and Confidential – Subject to Further Review and Revision AM Standalone Projections ($m m ) 2019E 2020E 2021E 2022E 2023E 4-yr CAGR EBITDA (-) Interest Expense (-) Maintenance Capex (-) Cash Taxes (-) Other $989 (111) (39) (6) 0 $1,222 (140) (63) (6) 0 $1,413 (151) (44) (6) 0 $1,642 (179) (58) (6) 0 $1,642 (185) (58) (6) 0 13.5% DCF / LP Unit Coverage (x) Coverage ($mm) $2.70 1.28x $183 $3.18 1.14x $125 $3.72 1.10x $112 $4.22 1.03x $44 $4.20 1.03x $38 Grow th Capex Total Distributions Paid Equity Issuances Average Outstanding Common Units (mm) Total Debt (End of Period) Debt / LTM EBITDA (x) $815 649 0 187.045 $2,412 2.4x $719 888 0 187.045 $2,980 2.4x $430 1,101 0 187.045 $3,250 2.3x $352 1,356 0 187.045 $3,822 2.3x $352 1,356 0 187.045 $3,873 2.4x Source: Company filings, management projections, FactSet. Market data as of 9/7/2018. 30 Dis tribution pe r Com m on Unit$2.21$2.85$3.42$4.10$4.1016.7% Dis tributable Cas h Flow$832$1,013$1,213$1,400$1,39313.8%

Preliminary and Confidential – Subject to Further Review and Revision Stress Testing Series B Holders' Presented DCF Calculation Cash Flow Summary – As Presented by Series B Holders ($mm, unless otherwise noted) 2018E 2019E 2020E 2021E 2022E 2023E 2024E 2025E 2026E Series B Distributions - Declared $7 $12 $19 $26 $33 $38 $42 $46 $50 Year-Over-Year Growth 82% 58% 33% 29% 13% 12% 10% 8% Series B Distributions - Payable(1) Year-Over-Year Growth $1 $9 695% $23 157% $25 8% $32 27% $37 16% $41 12% $45 10% $49 8% Terminal Value – As Presented by Series B Holders ($mm, unless otherwise noted) Sensitivity Analysis – Cash Flow + Terminal Value Im plie d Value ($m m ) Cos t of Equity Series B Distributions - Declared (÷) Series B Prof its Interest (+) Series B Prof its Interest Annual Cash Threshold $48 5.9% $30 8.0% 10.0% 12.0% 14.0% 6.0% 8.0 10.0 12.0 Implied IDR Cash Flow (-) Series B Cash Flow (-) G&A Pre Tax AMGP Cash Flow (-) Taxes AMGP Cash Available f or Distribution (÷) Assumed Exit Yield $840 (48) (2) 790 (200) 590 8% Im plie d Value ($m m ) Cos t of Equity 8.0% 10.0% 12.0% 14.0% 0.0% 0.9 1.9 2.9 AM GP Value (-) $2.0 Billion Threshold (x) Series B Prof its Interest 7,377 2,000 5.9% AM GP Value (÷) 2026 Discount Rate Factor(3) 319 1.914 Source: (1) (2) (3) Series B Discussion Materials Presented by Series B Holders (as presented 8/9/2018). Assumes a one quarter lag in distributions paid (i.e. first quarter declared distribution paid in second quarter) and vesting schedule of Series B units. Discount rate factor based on 8.0% discount rate and mid-year discounting convention. Discounted at AMGP WACC of 8.0% and assumes year-end 2026 discounting. 31 Terminal Growth Decline Exit Yield Se rie s B Dis counte d Te rm inal Value$166 $339 $323 $308 $295 337 321 307 294 335 319 305 293 333 318 304 292 $412 $395 $381 $369 335 319 305 293 290 274 260 247 259 243 229 217 DCF at Cos t of Equity of 8.0%(2) $169

Preliminary and Confidential – Subject to Further Review and Revision

AM WACC Analysis

($ in millions)

WACC Calculation Inputs

Target Capital Structure (Net Debt / Total Capital):	10.0 –	20.0	%
Median Capital Structure of Selected Companies:		29.5	%
After-Tax Cost of Debt:		5.0	%
Expected Long-Term Yield:		5.0	%
– Current Statutory Marginal Tax Rate:		0.0	%
Cost of Equity: 5.5% Equity Market Risk Premium	9.0 –	9.6	%
6.7% Equity Market Risk Premium	10.3 –	11.0	%
Risk Free Rate (30-Year Treasury Bond):		3.1	%
Assumed Equity Market Risk Premium - low:		5.5	%
Assumed Equity Market Risk Premium - high:		6.7	%
Relevered Equity Beta:	1.09 –	1.18	
– Unlevered Asset Beta:		1.01	
– Selected "Standard" Beta Measurement Period (Years):		5	
– Implied Net Debt / Equity Ratio:	11.1 –	25.0	%
Small Cap Risk Premium:		0.0	%
High Yield Issuer? (Y / N)		Y	

Weighted Average Cost of Capital:	8.6 –	9.8	%
5.5% Equity Market Risk Premium	8.6 –	8.7	%
6.7% Equity Market Risk Premium	9.8 –	9.8	%

The low end of the WACC is based upon the low end of the equity market risk premium (5.5%) and the high end of the net debt / total capital ratio. The high end is based on the high end of the equity market risk premium (6.7%) and the low end of the capital structure.

Capital Structure

	Value of Net Debt	Market Value of Equity	Net Debt / Total Capital Ratio	Current Statutory Marginal Tax Rate	Long Term Yield
Western Gas Partners, LP	$4,124	$13,505	23.4%	--	4.8%
EQT Midstream Partners LP	2,983	11,775	20.2	--	5.1
Targa Resources Corp.	5,291	14,375	26.9	21.0%	5.5
DCP Midstream LP	4,831	8,861	35.3	--	5.1
EnLink Midstream Partners, L.P.	3,953	8,962	30.6	--	5.3
Enable Midstream Partners LP	3,700	7,224	33.9	--	5.1
Crestwood Equity Partners LP	1,556	3,719	29.5	--	5.4
Summit Midstream Partners LP	1,593	1,701	48.4	--	6.5
Antero Midstream Partners LP	1,392	8,661	13.8	--	5.0
High	**$5,291**	**$14,375**	**48.4%**		**6.5%**
Median	**3,700**	**8,861**	**29.5**		**5.1**
Mean	**3,269**	**8,754**	**29.1**		**5.3**
Low	**1,392**	**1,701**	**13.8**		**4.8**

Cost of Equity-Related Metrics

	Adjusted Equity Beta (Bloomberg)	Beta Estimation Period (Yrs)		High Yield Issuer	Debt Beta	Unlevering Tax Rate	Unlevered Asset Beta
Western Gas Partners, LP	1.127	5.0			0.0	--	0.863
EQT Midstream Partners LP	1.025	5.0		Y	0.3	--	0.878
Targa Resources Corp.	1.651	5.0		Y	0.3	33.1%	1.384
DCP Midstream LP	1.272	5.0		Y	0.3	--	0.929
EnLink Midstream Partners, L.P.	1.226	5.0		Y	0.3	--	0.942
Enable Midstream Partners LP	1.341	4.4	*		0.0	--	0.886
Crestwood Equity Partners LP	1.353	5.0		Y	0.3	--	1.042
Summit Midstream Partners LP	1.295	5.0		Y	0.3	--	0.814
Antero Midstream Partners LP	1.121	3.8	*	Y	0.3	--	1.007
Median (All Companies)	**1.27**						**0.93**
Mean (All Companies)	**1.27**						**0.97**
High	**1.65**						**1.38**
Low	**1.02**						**0.81**

Unlevering tax rate represents a blended average tax rate based on the number of days for which different statutory marginal tax rates were in effect during the beta estimation period.

Source: Bloomberg, company filings, FactSet. Market data as of 9/7/2018.

32

Preliminary and Confidential – Subject to Further Review and Revision

AMGP WACC Analysis

($ in millions)

WACC Calculation Inputs

Target Capital Structure (Net Debt / Total Capital):	0.0 –	10.0	%
Median Capital Structure of Selected Companies:		0.7	%
After-Tax Cost of Debt:		4.1	%
Expected Long-Term Yield:		5.2	%
– Current Statutory Marginal Tax Rate:		21.0	%
Cost of Equity: 5.5% Equity Market Risk Premium	9.1 –	9.6	%
6.7% Equity Market Risk Premium	10.4 –	11.1	%
Risk Free Rate (30-Year Treasury Bond):		3.1	%
Assumed Equity Market Risk Premium - low:		5.5	%
Assumed Equity Market Risk Premium - high:		6.7	%
Relevered Equity Beta:	1.10 –	1.19	
– Unlevered Asset Beta:		1.10	
– Selected "Standard" Beta Measurement Period (Years):		5	
– Implied Net Debt / Equity Ratio:	0.0 –	11.1	%
Small Cap Risk Premium:		0.0	%
High Yield Issuer? (Y / N)		N	

Weighted Average Cost of Capital:	9.1 –	10.4	%
5.5% Equity Market Risk Premium	9.1 –	9.1	%
6.7% Equity Market Risk Premium	10.4 –	10.4	%

The low end of the WACC is based upon the low end of the equity market risk premium (5.5%) and the high end of the net debt / total capital ratio. The high end is based on the high end of the equity market risk premium (6.7%) and the low end of the capital structure.

Capital Structure

	Value of Net Debt	Market Value of Equity	Net Debt / Total Capital Ratio	Current Statutory Marginal Tax Rate	Long Term Yield
Western Gas Equity Partners LP	$26	$7,617	0.3%	--	--
EnLink Midstream LLC	84	3,100	2.6	21.0%	--
EQT GP Holdings LP	65	6,228	1.0	--	--
Antero Midstream GP LP	(5)	3,115	(0.2)	21.0	--
High	**$84**	**$7,617**	**2.6%**		**0.0%**
Median	**45**	**4,671**	**0.7**		**0.0**
Mean	**42**	**5,015**	**1.0**		**0.0**
Low	**(5)**	**3,100**	**(0.2)**		**0.0**

Cost of Equity-Related Metrics

	Adjusted Equity Beta (Bloomberg)	Beta Estimation Period (Yrs)	High Yield Issuer	Debt Beta	Unlevering Tax Rate	Unlevered Asset Beta
Western Gas Equity Partners LP	1.148	5.0	Y	0.3	--	1.145
EnLink Midstream LLC	1.297	5.0	Y	0.3	33.1%	1.279
EQT GP Holdings LP	0.982	3.3 *	Y	0.3	--	0.975
Antero Midstream GP LP	1.050	1.3 *	Y	0.3	27.9	1.051
Median (All Companies)	**1.10**					**1.10**
Mean (All Companies)	**1.12**					**1.11**
High	**1.30**					**1.28**
Low	**0.98**					**0.97**

Unlevering tax rate represents a blended average tax rate based on the number of days for which different statutory marginal tax rates were in effect during the beta estimation period.

Source: Bloomberg, company filings, FactSet. Market data as of 9/7/2018.
Note: Unlevered asset beta based on peer median.

33

Preliminary and Confidential – Subject to Further Review and Revision A. Preliminary AM Financial Analysis

Preliminary and Confidential – Subject to Further Review and Revision AM Research Summary Analyst Unit Price Targets & Projections Price Targe t EBITDA 2019E EBITDA CAGR Dis tribution pe r Unit Dis t. CAGR Brok e r Date Rating 2018E 2020E 2018E 2019E 2020E Robert W. Baird & Co. Wells Fargo Securities, LLC Citi Ladenburg Thalmann & Co. Inc. Goldman Sachs Research Raymond James Stif el Nicolaus Capital One Securities, Inc Barclays MUFG Securities Americas Inc. Janney Montgomery Scott LLC Guggenheim Securities LLC Scotia How ard Weil 08/20/2018 08/10/2018 08/03/2018 08/03/2018 08/02/2018 08/02/2018 08/02/2018 07/27/2018 07/11/2018 04/27/2018 04/26/2018 04/16/2018 11/07/2017 Buy Buy Buy Buy Buy Buy Buy Buy Buy Buy Buy Buy Buy $51.00 38.00 37.00 40.00 33.00 38.00 35.00 36.00 33.00 40.00 36.00 34.00 40.00 $709 706 N/A 708 714 705 707 705 723 733 714 735 724 $949 936 N/A 931 989 925 925 914 934 952 953 701 891 $1,192 1,174 N/A N/A 1,203 N/A N/A 1,088 1,136 N/A 1,197 784 1,056 29.7% 28.9 N/A N/A 29.8 N/A N/A 24.2 25.3 N/A 29.4 3.3 20.7 $1.71 1.70 1.61 1.72 1.71 1.71 1.72 1.71 1.73 1.70 1.71 2.19 N/A $2.20 2.18 2.07 2.21 2.21 2.19 2.21 2.21 2.22 2.18 2.19 2.78 N/A $2.82 2.79 2.69 2.70 2.85 N/A N/A 2.84 2.86 N/A 2.79 2.72 N/A 28.2% 28.1% 29.2 25.3 29.1 N/A N/A 28.9 28.6 N/A 27.7 11.4 N/A Recommendation History 100% $45.00 $40.00 $35.00 $30.00 $25.00 $20.00 $15.00 $10.00 $5.00 $0.00 80% 60% 40% 20% 0% 9/17 10/17 11/17 12/17 1/18 2/18 % Hold 3/18 % Buy 4/18 Actual 5/18 6/18 7/18 8/18 9/18 % Sell Target Unit Price Source: FactSet. Market data as of 9/7/2018. 34 100% 100% 100% 100% 100% 100% 100% 94% 94% 94% 100% 93% 100% 6% 6% 6% 7% M e dian$37.00$712$933$1,15527.4%$1.71$2.20$2.7927.7% Curre nt Unit Price29.51 Premium / (Discount) to Current25.4%

Preliminary and Confidential – Subject to Further Review and Revision Companies Analysis AM Preliminary Selected Public ($ in Millions, Except for Per Unit Data) Nam e Unit Price 9/7/2018 Equity Value Firm Value FV / EBITDA Price / LP DCF Yie ld 18-20 CAGR 18-21 CAGR De bt / 2018E EBITDA Total(1) Indic.(2) LP Units 2019E 2020E 2019E 2020E 2018E 2019E 2020E DCF DPU DCF DPU 2019E Targa Resources Corp. $53.98 $12,377 $12,377 $19,666 12.1x 10.6x 12.5x 11.4x 6.7% 6.7% 6.7% 6.7% 13.8% 0.0% 14.5% 0.9% 1.19x 4.26x Western Gas Partners, LP 49.89 8,301 13,443 17,629 12.3 11.0 11.1 11.1 7.6 7.7 8.2 8.5 5.8 5.5 5.1 5.2 1.13 3.8 EQT Midstream Partners LP 55.59 6,695 11,775 14,758 11.3 8.6 10.9 8.6 7.8 7.9 8.9 10.0 10.8 12.1 9.9 11.1 1.03 3.3 DCP Midstream LP 41.31 5,920 8,186 13,692 9.8 9.3 9.9 9.7 7.6 7.6 7.6 7.7 12.8 0.8 10.0 1.4 1.49 4.4 EnLink Midstream Partners, L.P. 19.17 6,775 7,690 12,915 11.7 10.8 11.5 11.1 8.1 8.1 8.1 8.3 0.6 1.0 1.7 1.5 1.13 3.9 Enable Midstream Partners LP 15.46 6,750 6,850 10,924 10.4 10.3 9.7 9.8 8.2 8.2 8.5 8.9 (1.4) 4.2 0.1 4.0 1.26 3.6 Crestw ood Equity Partners LP 38.75 2,847 2,927 5,275 10.8 9.6 10.0 8.6 6.2 6.2 6.5 6.7 18.7 4.1 16.2 4.1 1.55 3.7 Summit Midstream Partners LP 16.35 1,215 1,390 3,293 9.6 8.9 5.9 5.7 14.1 14.1 14.1 14.1 5.1 0.0 4.0 0.0 1.37 5.3 Selected Reference Range(3) Im plie d Equity Value pe r LP Unit Im plie d LP Equity Value (4) Se le cte d M ultiple Range Im plie d Firm Value ($mm, unless otherwise noted) M e tric Low - High Low - High Low - High Low - High Source: (1) (2) (3) (4) Company filings, management projections, FactSet, Wall Street Research. Market data as of 9/7/2018. Total Equity Value includes GP Value. Yield as of market date. Selected reference range based on median of selected comps at the low end and high of selected comps at the high end. AM used as book-end where applicable. Rounded to nearest $0.25. GP value adjustment of 35.9% of implied equity value (based on current %GP value of total equity value). 35 Se le cte d Re fe re nce Range$29.25$37.00 2019E EBITDA 2020E EBITDA 2019E DCF / Unit 2020E DCF / Unit $989 1,222 10.2x-12.3x$10,053-$12,201$5,551-$6,928$29.51-$36.83 8.2-11.010,053-13,4225,551-7,71029.51-40.99 10.5x-12.5x$8,631-$10,027$5,326-$6,354$28.31-$33.78 9.3-11.48,937-10,6575,551-6,81729.51-36.24 $2.70 3.18 Pe e r M e dian $13,304 11.0x 10.0x 10.5x 9.8x 7.7% 7.8% 8.1% 8.4% 8.3% 2.5% 7.5% 2.8% 1.22x 3.81x Pe e r High $19,666 12.3 11.0 12.5 11.4 14.1 14.1 14.1 14.1 18.7 12.1 16.2 11.1 1.55 5.3 Pe e r M e an 12,269 11.0 9.9 10.2 9.5 8.3 8.3 8.6 8.9 8.3 3.5 7.7 3.5 1.27 4.03 Pe e r Low 3,293 9.6 8.6 5.9 5.7 6.2 6.2 6.5 6.7 (1.4) 0.0 0.1 0.0 1.03 3.33 Antero Midstream Partners LP $29.51 $5,551 $8,661 $10,053 10.2x 8.2x 10.9x 9.3x 5.6% 5.8% 7.5% 9.7% 25.3% 28.9% 22.4% 25.9% 1.28x 1.9x

Preliminary and Confidential – Subject to Further Review and Revision Roll-Up Transactions AM Preliminary Selected Precedent MLP Kinder Morgan Inc. / Kinder Morgan Energy Partners Kinder Morgan Inc. / El Paso Pipeline Partners Enterprise Products Partners / Oiltanking Crestwood Equity / Crestwood Midstream Partners Targa Resources / Targa Resources / Corp Semgroup / Rose Rock Midstream ONEOK / ONEOK Partners Date Announced Transaction Value ($MM) (1) Consideration Mix to LP (% Units) GP's LP Ownership (%) MLP Leverage FY+1 Henry Hub WTI Split Level (%) GP Take (%) 8/10/2014 $63,900 88.0% 9.6 3.4x $3.91 97.61 50.0% / 50.0% 46.0% 8/10/2014 $13,700 88.0% 40.4 3.9x $3.91 97.61 50.0% / 50.0% 28.1% 11/12/2014 $4,300 100.0% 69.5 1.0x $4.06 77.87 50.0% / 50.0% 12.9% 5/6/2015 $6,100 100.0% 15.0 4.3x $2.76 60.38 50.0% / 50.0% 10.4% 11/3/2015 $12,400 100.0% 8.8 4.6x $1.92 46.12 50.0% / 50.0% 30.4% 5/31/2016 $1,700 100.0% 55.9 4.6x $1.79 49.36 50.0% / 50.0% 19.6% 2/1/2017 $23,500 100.0% 40.0 4.0x $3.00 52.75 50.0% / 50.0% 32.2% LP Transaction Metrics % Premium Implied by Purchase Price One Day One-Month Average Target % Accretion / Dilution DPU Acquiror % Accretion / Dilution DPU 12.0% 9.8 (10.4%) 16.3% 15.4% 11.0 (17.4%) 16.3% 10.4% 8.6 74.1% 0.0% 17.2% 19.9 (7.8%) 0.0% 18.4% 15.9 (31.6%) 0.0% 0.0% 20.7 (44.5%) 0.0% 25.8% 22.7 (7.1%) 21.1% For Informational Purposes Selected Reference Range(3) Im plie d Equity Value pe r LP Unit Im plie d LP Equity Value (4) Se le cte d Range Im plie d Firm Value ($mm, unless otherwise noted) M e tric Low - High Low - High Low - High Low - High Pr e m ium s Paid - Pur chas e Pr ice One Day One-Month Average 0.0% 0.0% - - 25.8% 26.9% $8,937 9,211 - - $10,886 11,313 $5,552 5,753 - - $6,985 7,300 $29.51 30.58 - $37.13 38.80 - Source: Note: (1) (2) (3) (4) Company fillings, management projections, FactSet, Wall Street Research. Market data as of 9/7/2018. Metrics other than premiums shown for informational purposes. Transaction value is implied Firm Value excluding implied GP value for MLP transactions. Transactions have not closed. All transactions received conflicts committee approval except Enbridge / Enbridge Energy LP which is not reflected in selected range. Selected reference range rounded to nearest $0.25; based on low of selected prec. transactions as low-end and high of selected prec. transactions as high-end. Book-end on low-end at 0%. GP value adjustment of 35.9% of implied equity value (based on current %GP value of total equity value). 36 Se le cte d Re fe re nce Range$30.00$38.00 $29.51 30.58 LowMeanMedianHigh 0.0%12.7%12.0%25.8% (8.7)13.915.926.9 (44.5%) (12.2%)(17.4%)74.1% 0.0%8.8%0.0%32.7% Tallgrass GP /Energy Transfer / Enbridge / Archrock, Inc. /Tallgrass Energy Energy TransferSpectra Energy Archrock Partners LPPartnersPartners (2)Partners (2) Enbridge / Enbridge Energy LP(2) Date Announced1/2/20183/26/20188/3/20188/24/2018 Transaction Value ($MM) (1)$2,500$4,900$62,400$27,400 Consideration Mix to LP (% Units)100.0%100.0%0.0%100.0% GP's LP Ownership (%)42.435.00.083.0 MLP Leverage FY+15.1x3.3x1.6x3.5x Henry Hub$3.69$2.58$2.77$3.01 WTI60.4665.8068.9569.13 Split Level (%)2.0% / 50.0%49.1% / 49.1%50.0% / 50.0%0.0% / 0.0% GP Take (%)2.4%36.4%46.6%0.0% LP Transaction Metrics % Premium Implied by Purchase Price One Day23.4%0.1%11.2%5.7% One-Month Average26.9(8.7)19.27.4 Target % Accretion / Dilution DPU(35.2%) 1.0%(30.9%)(25.0%) Acquiror % Accretion / Dilution DPU 10.0%32.7% 0.0%0.0% 5/17/2018 $11,200 100.0% 29.0 5.1x $2.78 71.44 25.0% / 25.0% 4.3% 0.0% 0.8 (54.1%) 0.0%

Preliminary and Confidential – Subject to Further Review and Revision AM Discounted Cash Flow Analysis Cash Flow Summary Te rm inal Value (1) ($mm, unless otherwise noted) 2H 2018E 2019E 2020E 2021E 2022E 2023E EBITDA (-) Interest Expense (-) Maintenance Capex (-) Taxes (-) Other $391 (46) (34) (3) 0 $989 (114) (39) (6) 0 $1,222 (152) (63) (6) 0 $1,413 (170) (44) (6) 0 $1,642 (201) (58) (6) 0 $1,642 (209) (58) (6) 0 Dis tributable Cas h Flow (x) Coverage $308 1.00x $829 1.00x $1,001 1.00x $1,194 1.00x $1,377 1.00x $1,369 1.00x Total Dis tributions LP Distributions LP Distrib utions as a % of Total DCF $308 199 64.4% $829 504 60.7% $1,001 590 58.9% $1,194 686 57.5% $1,377 778 56.5% $1,369 774 56.5% DCF / LP Unit End of Period LP Units Outstanding $1.06 187.045 $2.69 187.045 $3.15 187.045 $3.67 187.045 $4.16 187.045 $4.14 187.045 $47.57 Sensitivity Analysis Te rm inal P / DCF M ultiple Im plie d Grow th Rate 10.5x 11.0x 11.5x 12.0x 12.5x 10.5x 11.0x 11.5x 12.0x 12.5x Te rm inal Value $47.57 Te rm inal Value $47.57 $43.38 $45.47 $49.66 $51.75 $43.38 $45.47 $49.66 $51.75 Im plie d Price pe r Unit Im plie d Grow th Rate 9.0% 9.5 10.0 10.5 11.0 9.0% 9.5 10.0 10.5 11.0 Source: Note: (1) Company fillings, management projections, FactSet, Wall Street Research. Market data as of 9/7/2018. Valuation discounted to 6/30/2018. Terminal value assumes midpoint 11.5x P / DCF valuation. 37 Cost of Equity Cost of Equity (0.5%) (0.1%) 0.3% 0.6% 1.0% (0.0) 0.4 0.8 1.1 1.4 0.4 0.8 1.2 1.5 1.9 0.9 1.3 1.7 2.0 2.3 1.3 1.7 2.1 2.5 2.8 $41.57 $42.87 $44.17 $45.47 $46.77 40.73 42.00 43.27 44.53 45.80 39.91 41.15 42.38 43.62 44.86 39.11 40.32 41.52 42.73 43.94 38.33 39.51 40.69 41.87 43.05

Preliminary and Confidential – Subject to Further Review and Revision B. Preliminary AMGP Financial Analysis

Preliminary and Confidential – Subject to Further Review and Revision AMGP Research Summary Analyst Share Price Targets & Projections Price Targe t EBITDA 2019E EBITDA CAGR Dis tribution pe r Unit Dis t. CAGR Brok e r Date Rating 2018E 2020E 2018E 2019E 2020E Robert W. Baird & Co. Scotia How ard Weil Wells Fargo Securities, LLC Ladenburg Thalmann & Co. Inc. MUFG Securities Americas Inc. JPMorgan Goldman Sachs Research Citi Barclays Raymond James 1/26/1900 08/14/2018 08/10/2018 08/03/2018 08/02/2018 05/17/2018 04/02/2018 02/14/2018 01/17/2018 01/16/2018 Buy Hold Buy Buy Buy Buy Buy Buy Hold Buy $26.00 24.00 23.00 24.00 26.00 22.00 20.00 23.00 23.00 27.00 N/A 133 132 N/A 131 134 133 N/A N/A 133 N/A N/A 216 N/A 214 221 224 N/A N/A 216 N/A N/A 323 N/A N/A 336 339 N/A N/A N/A N/A N/A 56.5 N/A N/A 58.3 59.6 N/A N/A N/A $0.54 N/A 0.53 N/A 0.54 0.54 0.53 143.15 0.50 0.54 $0.89 N/A 0.87 N/A 0.87 0.89 0.90 234.92 0.90 0.87 $1.34 N/A 1.30 N/A N/A 1.35 1.36 352.38 1.30 N/A 57.6% N/A 56.6 N/A N/A 58.1 60.2 56.9 61.2 N/A Recommendation History 100% $30.00 $25.00 80% $20.00 60% $15.00 40% $10.00 20% $5.00 0% $0.00 9/17 10/17 11/17 12/17 1/18 2/18 % Hold 3/18 % Buy 4/18 Actual 5/18 6/18 7/18 8/18 9/18 % Sell Target Unit Price Source: FactSet. Market data as of 9/7/2018. 38 69% 64% 75% 85% 86% 79% 79% 69% 69% 69% 69% 83% 82% 36% 31% 31% 31% 31% 31% 25% 21% 21% 18% 15% 17% 14% M e dian$23.50$133$216$33659.0%$0.54$0.89$1.3457.9% Curre nt Unit Price16.73 Premium / (Discount) to Current40.5%

Preliminary and Confidential – Subject to Further Review and Revision AMGP Preliminary Selected Public Companies Analysis Afte r-Tax GP Cas h Flow M utiple (3) ($ in Millions, Except for Per Unit Data) Nam e Unit Price 9/7/2018 Equity Value Firm Value Value of GP Inte re s t(1) Yie ld (%) Price / DCF 2019E 2018E-2021E CAGR 2018E Cove rage De bt / 2018E EBITDA Indic.(2) 2018E 2019E 2020E 2018E 2020E DPU DCF GP / IDR Dis t. 2018E 2019E 2020E Western Gas Equity Partners LP $34.79 $7,617 $7,643 $5,142 6.7% 6.8% 7.4% 8.4% 14.8x 13.5x 11.9x 10.2% 10.2% 12.9% 1.00x 0.1x 15.8x 14.2x 12.0x EQT GP Holdings LP 20.59 6,228 6,292 5,080 5.9 5.4 7.3 8.6 18.7 13.7 11.6 22.1 22.1 25.5 1.0 0.2 21.0 14.5 12.1 EnLink Midstream LLC 16.85 3,100 3,184 916 6.3 6.4 6.9 7.5 13.3 13.2 12.0 9.2 5.9 18.0 1.2 0.4 15.4 13.4 12.4 Selected Reference Range(4) Im plie d Equity Value pe r Share Se le cte d M ultiple Range Im plie d Firm Value Im plie d Equity Value ($mm, unless otherwise noted) M e tric Low - High Low - High Low - High Low - High Source: (1) (2) (3) (4) Company filings, management projections, FactSet, Wall Street Research. Market data as of 9/7/2018. Firm Value of public GP – Market Value of LP Units held by GP – Value of Non-GP Businesses. Yield as of market date. GP cash flow multiple equals implied value of GP interest divided by after-tax GP cash flow generated by distributed cash flow for indicated period, prior to SG&A and interest expense at GP level. Multiples based on regression of P / DCF vs. 2018E - 2021E DCF / LP Unit CAGR. Rounded to nearest $0.25. 39 Se le cte d Re fe re nce Range$13.75$22.25 2019E P / DCF 2020E P / DCF $0.89 1.34 13.7x-22.5x$2,254-$3,709$2,259-$3,714$12.13-$19.95 11.6-18.52,878-4,6032,883-4,60815.48-24.75 Pe e r High $7,643 $5,142 6.7% 6.8% 7.4% 8.6% 18.7x 13.7x 12.0x 22.1% 22.1% 25.5% 1.2x 0.4x 21.0x 14.5x 12.4x Pe e r M e an 5,706 3,712 6.3 6.2 7.2 8.2 15.6 13.5 11.8 13.8 12.7 18.8 1.1 0.2 17.4 14.0 12.2 Pe e r M e dian 6,292 5,080 6.3 6.4 7.3 8.4 14.8 13.5 11.9 10.2 10.2 18.0 1.0 0.2 15.8 14.2 12.1 Pe e r Low 3,184 916 5.9 5.4 6.9 7.5 13.3 13.2 11.6 9.2 5.9 12.9 1.0 0.1 15.4 13.4 12.0 Antero Midstream GP LP $16.73 $3,115 $3,110 $3,110 3.0% 3.2% 5.3% 8.0% 31.0x 18.9x 12.5x 47.9% 47.8% 47.9% 1.0x 0.0x 28.5x 17.3x 11.5x

Preliminary and Confidential – Subject to Further Review and Revision AMGP Discounted Cash Flow Analysis Cash Flow Summary Te rm inal Value (1) ($mm, unless otherwise noted) 2H 2018E 2019E 2020E 2021E 2022E 2023E GP/IDR Distributions f rom AM $81 $235 $355 $462 $589 $589 EBITDA (-) Interest Expense (-) Maintenance Capex (-) Taxes (-) Series B Pref erred Distributions (-) Other $81 0 0 (19) (4) (1) $235 0 0 (56) (12) (2) $355 0 0 (85) (20) (2) $462 0 0 (110) (26) (2) $589 0 0 (140) (34) (2) $589 0 0 (140) (34) (2) Cas h Avail. for Dis tributions (x) Coverage $57 1.00x $165 1.00x $249 1.00x $324 1.00x $413 1.00x $413 1.00x Total Dis tributions End of Period Shares Outstanding $57 186.209 $165 186.209 $249 186.209 $324 186.209 $414 186.209 $414 186.209 CAFD / Share $0.31 $0.89 $1.34 $1.74 $2.22 $2.22 $38.38 Sensitivity Analysis Te rm inal GP M ultiple Im plie d Grow th Rate 13.7x 15.9x 18.1x 20.3x 22.5x 13.7x 15.9x 18.1x 20.3x 22.5x Te rm inal Value $38.38 Te rm inal Value $33.79$38.38$42.98 $29.19 $33.79 $42.98 $47.57 $29.19 $47.57 Im plie d Grow th Rate Im plie d Value 9.1% 9.6 10.1 10.6 11.1 9.1% 9.6 10.1 10.6 11.1 Source: Note: (1) FactSet, Company fillings, Wall Street Research. Market data as of 9/7/2018. Valuation discounted to 6/30/2018. Terminal value assumes midpoint 16.3x P / DCF valuation less Series B terminal value. Series B terminal value equals terminal value less $2.0 billion floor equity value multiplied by 6.0% redemption right. 40 Cost of Equity Cost of Equity 1.4% 2.4% 3.1% 3.7% 4.2% 1.8 2.8 3.6 4.2 4.7 2.3 3.3 4.1 4.7 5.2 2.8 3.8 4.5 5.1 5.6 3.2 4.2 5.0 5.6 6.1 $24.65$27.50$30.34$33.19$36.04 24.1226.9029.6732.4535.22 23.6026.3129.0231.7334.44 23.1025.7428.3831.0333.67 22.6125.1927.7730.3532.92

Preliminary and Confidential – Subject to Further Review and Revision Has / Gets Supporting Materials

Preliminary and Confidential – Subject to Further Review and Revision

PF AMGP Preliminary Selected Public Companies Analysis

1.775x; 13.5mm AMGP Shares Issued to Series B

($mm, unless otherwise noted)	Metric	Selected Multiple Range			Implied Firm Value			Implied Equity Value			Implied Equity Value per Share			Implied Equity Value per Share		
		Low	-	High	Low	-	High	Low	-	High	Low	-	High	Low	-	High
2019E EBITDA	$994	10.2x	-	12.3x	$10,104	-	$12,262	$8,425	-	$10,583	$15.79	-	$19.83			
2020E EBITDA	1,227	8.2	-	11.0	10,095	-	13,477	8,415	-	11,798	15.77	-	22.11			
2019E CAFD / Share	1.57	10.5x	-	12.5x	$10,441	-	$12,132	$8,762	-	$10,453	$16.42	-	$19.59			
2020E CAFD / Share	1.91	9.3	-	11.4	11,123	-	13,276	9,444	-	11,597	17.70	-	21.73			
Selected Reference Range											**$16.50**		**$20.75**	**$29.25**		**$36.75**

1.800x; 14.5mm AMGP Shares Issued to Series B

($mm, unless otherwise noted)	Metric	Selected Multiple Range			Implied Firm Value			Implied Equity Value			Implied Equity Value per Share			Implied Equity Value per Share		
		Low	-	High	Low	-	High	Low	-	High	Low	-	High	Low	-	High
2019E EBITDA	$994	10.2x	-	12.3x	$10,104	-	$12,262	$8,425	-	$10,583	$15.62	-	$19.62			
2020E EBITDA	1,227	8.2	-	11.0	10,095	-	13,477	8,415	-	11,798	15.60	-	21.87			
2019E CAFD / Share	1.55	10.5x	-	12.5x	$10,442	-	$12,133	$8,763	-	$10,454	$16.25	-	$19.38			
2020E CAFD / Share	1.89	9.3	-	11.4	11,124	-	13,278	9,445	-	11,599	17.51	-	21.51			
Selected Reference Range											**$16.25**		**$20.50**	**$29.25**		**$37.00**

1.8500x; 18.5mm AMGP Shares Issued to Series B

($mm, unless otherwise noted)	Metric	Selected Multiple Range			Implied Firm Value			Implied Equity Value			Implied Equity Value per Share			Implied Equity Value per Share		
		Low	-	High	Low	-	High	Low	-	High	Low	-	High	Low	-	High
2019E EBITDA	$994	10.2x	-	12.3x	$10,104	-	$12,262	$8,425	-	$10,583	$15.24	-	$19.15			
2020E EBITDA	1,227	8.2	-	11.0	10,095	-	13,477	8,415	-	11,798	15.23	-	21.34			
2019E CAFD / Share	1.51	10.5x	-	12.5x	$10,443	-	$12,134	$8,764	-	$10,455	$15.86	-	$18.92			
2020E CAFD / Share	1.84	9.3	-	11.4	11,126	-	13,280	9,447	-	11,601	17.09	-	20.99			
Selected Reference Range											**$15.75**		**$20.00**	**$29.25**		**$37.00**

Source: Bloomberg, company filings, FactSet. Market data as of 9/7/2018.
Note: Trading metrics based on AM peer set.

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Preliminary and Confidential – Subject to Further Review and Revision Units) PF AMGP DCF Analysis (1.775x; 13.5mm Cash Flow Summary Te rm inal Value (1) ($mm, unless otherwise noted) 2019E 2020E 2021E 2022E 2023E EBITDA (-) Interest Expense (-) Maintenance Capex (-) Taxes (-) Series B Pref erred Distributions (-) Other $994 (117) (39) 0 0 (2) $1,227 (143) (63) 0 0 (2) $1,418 (152) (44) 0 0 (2) $1,647 (168) (58) (14) 0 (2) $1,647 (150) (58) (14) 0 (2) Cas h Avail. for Dis tributions (x) Coverage $835 1.26x $1,019 1.19x $1,221 1.19x $1,406 1.14x $1,423 1.15x Total Dis tributions End of Period Shares Outstanding $664 533.620 $857 533.620 $1,028 533.620 $1,233 533.620 $1,233 533.620 CAFD / Share $1.57 $1.91 $2.29 $2.63 $2.67 $29.31 Sensitivity Analysis Te rm inal GP M ultiple 10.5x 11.0x 11.5x 12.0x 12.5x Te rm inal Value $29 $27 $28 $31 $32 Im plie d Value 9.0% 9.5 10.0 10.5 11.0 Source: Note: (1) FactSet, Company fillings, Wall Street Research. Market data as of 9/7/2018. Valuation discounted to 1/1/2019. Terminal value assumes midpoint 11.5x P / DCF valuation (based on AM peer set) less Series B terminal value. Series B terminal value equals terminal value less $2.0 billion floor equity value multiplied by 6.0% redemption right. 42 Cost of Equity $26.14$26.97$27.80$28.64$29.47 25.6626.4727.2828.0928.91 25.1825.9826.7727.5728.36 24.7225.5026.2727.0527.83 24.2725.0325.7926.5527.31 DCF at Cos t of Equity of 10.0% $26.77

Preliminary and Confidential – Subject to Further Review and Revision Units) PF AMGP DCF Analysis (1.800x; 14.5mm Cash Flow Summary Te rm inal Value (1) ($mm, unless otherwise noted) 2019E 2020E 2021E 2022E 2023E EBITDA (-) Interest Expense (-) Maintenance Capex (-) Taxes (-) Series B Pref erred Distributions (-) Other $994 (117) (39) 0 0 (2) $1,227 (143) (63) 0 0 (2) $1,418 (151) (44) 0 0 (2) $1,647 (167) (58) (14) 0 (2) $1,647 (150) (58) (14) 0 (2) Cas h Avail. for Dis tributions (x) Coverage $836 1.26x $1,019 1.19x $1,221 1.19x $1,406 1.14x $1,424 1.16x Total Dis tributions End of Period Shares Outstanding $662 539.323 $854 539.323 $1,025 539.323 $1,228 539.323 $1,228 539.323 CAFD / Share $1.55 $1.89 $2.26 $2.61 $2.64 $29.00 Sensitivity Analysis Te rm inal GP M ultiple 10.5x 11.0x 11.5x 12.0x 12.5x Te rm inal Value $29 $26 $28 $30 $32 Im plie d Value 9.0% 9.5 10.0 10.5 11.0 Source: Note: (1) FactSet, Company fillings, Wall Street Research. Market data as of 9/7/2018. Valuation discounted to 1/1/2019. Terminal value assumes midpoint 11.5x P / DCF valuation (based on AM peer set) less Series B terminal value. Series B terminal value equals terminal value less $2.0 billion floor equity value multiplied by 6.0% redemption right. 43 Cost of Equity $25.87$26.70$27.52$28.34$29.16 25.3926.2027.0027.8028.61 24.9225.7126.4927.2828.07 24.4625.2326.0026.7727.54 24.0224.7725.5226.2727.03 DCF at Cos t of Equity of 10.0% $26.49

Preliminary and Confidential – Subject to Further Review and Revision Units) PF AMGP DCF Analysis (1.850x; 18.5mm Cash Flow Summary Te rm inal Value (1) ($mm, unless otherwise noted) 2019E 2020E 2021E 2022E 2023E EBITDA (-) Interest Expense (-) Maintenance Capex (-) Taxes (-) Series B Pref erred Distributions (-) Other $994 (117) (39) 0 0 (2) $1,227 (143) (63) 0 0 (2) $1,418 (151) (44) 0 0 (2) $1,647 (167) (58) (14) 0 (2) $1,647 (150) (58) (14) 0 (2) Cas h Avail. for Dis tributions (x) Coverage $836 1.27x $1,019 1.20x $1,222 1.20x $1,406 1.15x $1,424 1.16x Total Dis tributions End of Period Shares Outstanding $660 552.728 $852 552.728 $1,022 552.728 $1,225 552.728 $1,225 552.728 CAFD / Share $1.51 $1.84 $2.21 $2.54 $2.58 $28.31 Sensitivity Analysis Te rm inal GP M ultiple 10.5x 11.0x 11.5x 12.0x 12.5x Te rm inal Value $28 $26 $27 $30 $31 Im plie d Value 9.0% 9.5 10.0 10.5 11.0 Source: Note: (1) FactSet, Company fillings, Wall Street Research. Market data as of 9/7/2018. Valuation discounted to 1/1/2019. Terminal value assumes midpoint 11.5x P / DCF valuation (based on AM peer set) less Series B terminal value. Series B terminal value equals terminal value less $2.0 billion floor equity value multiplied by 6.0% redemption right. 44 Cost of Equity $25.25$26.05$26.86$27.66$28.46 24.7825.5726.3527.1327.92 24.3225.0925.8626.6227.39 23.8824.6325.3826.1326.88 23.4424.1724.9125.6426.38 DCF at Cos t of Equity of 10.0% $25.86

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